Exhibit 99.5

PRO FORMA VALUATION UPDATE REPORT
HIBERNIA HOMESTEAD BANCORP, INC.
New Orleans, Louisiana
PROPOSED HOLDING COMPANY FOR:
HIBERNIA HOMESTEAD BANK
New Orleans, Louisiana
Dated As Of:
August 29, 2008

Prepared By:
RP® Financial, LC.
1700 North Moore Street
Suite 2210
Arlington, Virginia 22209

August 29, 2008
Board of Directors
Hibernia Homestead Bank
325 Carondelet Street
New Orleans, Louisiana 70130
Members of the Board of Directors:
     We have completed and hereby provide an updated appraisal of the estimated pro forma market value of the common stock which is to be issued in connection with the mutual-to-stock conversion described below.
     This updated appraisal is furnished pursuant to the conversion regulations promulgated by the Louisiana Office of Financial Institutions (the “OFI”) and the Federal Deposit Insurance Corporation (the “FDIC”). This updated appraisal has been prepared in accordance with the written valuation guidelines promulgated by the Office of Thrift Supervision (“OTS”). Specifically, this Appraisal has been prepared in accordance with the “Guidelines for Appraisal Reports for the Valuation of Savings and Loan Associations Converting from Mutual to Stock Form of Organization” as set forth by the OTS, and applicable regulatory interpretations thereof. Such valuation guidelines are relied upon by the previously referenced agencies in evaluating conversion appraisals, in the absence of such specific written valuation guidelines separately issued by the respective agencies. Our original appraisal report, dated May 23, 2008 (the “Original Appraisal”) is incorporated herein by reference. As in the preparation of our Original Appraisal, we believe the data and information used herein is reliable; however, we cannot guarantee the accuracy and completeness of such information.
     The Board of Directors of Hibernia Homestead Bank, New Orleans, Louisiana (“Hibernia Homestead” or the “Bank”) adopted the plan of conversion on May 2, 2008, pursuant to which the Bank will convert from a state-chartered mutual savings bank to a state-chartered stock savings bank and become a wholly-owned subsidiary of Hibernia Homestead Bancorp, Inc. (“Bancorp” or the “Company”), a newly formed Louisiana corporation. Bancorp will offer 100% of its common stock in a subscription offering to Eligible Account Holders, the Employee Stock Ownership Plan (the “ESOP”), Supplemental Eligible Account Holders and Other Members, as such terms are defined for purposes of applicable federal regulatory guidelines governing mutual-to-stock conversions. To the extent that shares remain available for purchase after satisfaction of all subscriptions received in the subscription offering, the shares may be offered for sale to members of the general public in a community offering and/or a syndicated community offering. Going forward, Bancorp will own 100% of the Bank’s stock, and the Bank will initially be Bancorp’s sole subsidiary.

RP® Financial, LC.
Board of Directors
August 29, 2008

     This updated appraisal reflects the following noteworthy items: (1) a review of recent developments in Hibernia Homestead’s financial condition, including financial data through June 30, 2008; (2) an updated comparison of Hibernia Homestead’s financial condition and operating results versus the Peer Group companies identified in the Original Appraisal; and (3) a review of stock market conditions since the date of the Original Appraisal.
     The estimated pro forma market value is defined as the price at which Bancorp’s common stock, immediately upon completion of the public stock offering, would change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or sell and both having reasonable knowledge of relevant facts.
     Our valuation is not intended, and must not be construed, as a recommendation of any kind as to the advisability of purchasing shares of the common stock. Moreover, because such valuation is necessarily based upon estimates and projections of a number of matters, all of which are subject to change from time to time, no assurance can be given that persons who purchase shares of common stock in the conversion will thereafter be able to buy or sell such shares at prices related to the foregoing valuation of the pro forma market value thereof. RP Financial is not a seller of securities within the meaning of any federal and state securities laws and any report prepared by RP Financial shall not be used as an offer or solicitation with respect to the purchase or sale of any securities. RP Financial maintains a policy which prohibits the company, its principals or employees from purchasing stock of its client institutions.
Discussion of Relevant Considerations
     1. Financial Results
          Table 1 presents summary balance sheet and income statement details for the twelve months ended March 31, 2008 and updated financial information through June 30, 2008. Hibernia Homestead’s assets increased by $1.1 million or 2.1% from March 31, 2008 to June 30, 2008. Cash and cash equivalents and loans receivable constituted the primary sources of asset growth during the second quarter, which was partially offset by a decline in investment securities. Overall, loans receivable increased from $28.6 million or 57.5% of assets at March 31, 2008 to $29.6 million or 58.2% of assets at June 30, 2008, while, over the same time period, cash and investments (inclusive of FHLB and FNBB stock) decreased from $15.7 million or 31.5% of assets to $15.1 million or 29.7% of assets. Credit quality measures continued to reflect zero balances for non-performing loans and non-performing assets at June 30, 2008.

RP® Financial, LC.
Board of Directors
August 29, 2008

Table 1
Hibernia Homestead Bank
Recent Financial Data

	At March 31, 2008		At June 30, 2008
	Amount	Assets	Amount	Assets
	($000)	(%)	($000)	(%)
Balance Sheet Data
Total assets	$49,768	100.0%	$50,820	100.0%
Cash, cash equivalents	828	1.7	2,140	4.2
Investment securities	14,492	29.1	12,558	24.7
Loans receivable, net	28,634	57.5	29,557	58.2
FHLB stock	168	0.3	168	0.3
FNBB stock	210	0.4	210	0.4
Deposits	34,743	69.8	36,304	71.4
FHLB advances	200	0.4	0	0.0
Total equity	14,370	28.9	14,057	27.7

	12 Months Ended		12 Months Ended
	March 31, 2008		June 30, 2008
	Amount	Avg. Assets	Amount	Avg. Assets
	($000)	(%)	($000)	(%)
Summary Income Statement
Interest income	$2,482	4.86%	$2,444	4.74%
Interest expense	(1,218)	(2.39)	(1,157)	(2.24)

Net interest income	$1,264	2.47	1,287	2.50
Provisions for loan losses	0	0.00	0	(0.00)

Net interest inc. after provisions	$1,264	2.47	1,287	2.50

Non-interest operating income	177	0.35	170	0.33
Gain on sale of investments	8	0.02	8	0.01
Non-interest operating expense	(1,827)	(3.58)	(1,944)	(3.77)

Income before income tax expense	(378)	(0.74)	(479)	(0.93)
Income taxes	169	0.33	203	0.39

Net income	($209)	(0.41%)	($276)	(0.54%)
Sources:	Hibernia Homestead’s prospectus, audited and unaudited financial statements, and RP Financial calculations.

RP® Financial, LC.
Board of Directors
August 29, 2008

          Deposit growth funded asset growth as well as repayment of the outstanding balance of FHLB advances during the second quarter. Deposits increased from $34.7 million or 69.8% of assets at March 31, 2008 to $36.3 million or 71.4% of assets at June 30, 2008. Asset growth combined with a slight decrease in capital growth provided for a decrease in the equity-to-assets ratio from 28.9% at March 31, 2008 to 27.7% at June 30, 2008.
          Hibernia Homestead’s operating results for the twelve months ended March 31, 2008 and June 30, 2008 are also set forth in Table 1. The Bank’s reported earnings decreased from a net loss of $209,000 or 0.41% of average assets for the twelve months ended March 31, 2008 to a net loss of $276,000 or 0.54% of average assets for the twelve months ended June 30, 2008. Higher operating expenses accounted for most of the decline in the Bank’s updated earnings.
          Hibernia Homestead’s net interest income to average assets ratio increased from 2.47% during the twelve months ended March 31, 2008 to 2.50% during the twelve months ended June 30, 2008. The slight increase in the net interest income ratio was supported by a wider yield-cost spread for the six months ended June 30, 2008 compared to the year ago six month period ended June 30, 2007, which was realized through an increase in the average yield on interest-earning assets and a reduction in the average rate on interest-bearing liabilities during the six months ended June 30, 2008 compared to the year ago six month period ended June 30, 2007. Overall, the Bank’s interest rate spread increased from 2.06% during the six months ended June 30, 2007 to 2.39% during the six months ended June 30, 2008.
          Higher operating expenses accounted for most of the reduction in the Bank’s updated earnings and as a percent of average assets increased from 3.58% during the twelve months ended March 31, 2008 to 3.77% during the twelve months ended June 30, 2008. Overall, Hibernia Homestead’s updated net interest income and operating expense ratios provided for a lower updated expense coverage ratio (net interest income divided by operating expenses) of 0.66x for the twelve months ended June 30, 2000, versus a comparable ratio of 0.69x for the twelve months ended March 31, 2008.
          Non-interest operating income was slightly lower during the most recent twelve month period and decreased from 0.35% of average assets for the twelve months ended March 31, 2008 to 0.33% of average assets for the twelve months ended June 30, 2008. Overall, when factoring non-interest operating income into core earnings, the Bank’s updated efficiency ratio of 133.2% (operating expenses, net of goodwill amortization, as a percent of net interest income and non-interest operating income) was also slightly less favorable than the 127.07% efficiency ratio recorded for the twelve months ended March 31, 2008. Gains on sale of investments remained a nominal factor in the Bank’s updated earnings, equaling $8,000 for both twelve month periods shown in Table 1.

RP® Financial, LC.
Board of Directors
August 29, 2008

          No loan loss provisions were established for both twelve month periods shown in Table 1, as the Bank did not hold any non-performing loans at March 31, 2008 or at June 30, 2008. As of June 30, 2008, the Bank maintained valuation allowances of $273,000, equal to 0.92% of net loans receivable.
          The Bank recorded a tax benefit equal to 42.38% of the pre-tax loss for the twelve months ended June 30, 2008, versus a tax benefit equal to 44.71% of the pre-tax loss for the twelve months ended March 31, 2008. As set forth in the Original Appraisal, the Bank’s marginal effective statutory tax rate is 34.0%.
     2. Peer Group Financial Comparisons
          Tables 2 and 3 present the financial characteristics and operating results for Hibernia Homestead, the Peer Group and all publicly-traded thrifts. The Bank’s and the Peer Group’s ratios are based on financial results through June 30, 2008.
          In general, the comparative balance sheet ratios for the Bank and the Peer Group did not vary significantly from the ratios exhibited in the Original Appraisal. Consistent with the Original Appraisal, the Bank’s updated interest-earning asset composition reflected a lower concentration of loans and a higher concentration of cash and investments. Overall, the Bank continued to maintain a lower level of interest-earning assets than the Peer Group, as updated interest-earning assets-to-assets ratios equaled 87.9% and 94.7% for the Bank and the Peer Group, respectively.
          The updated mix of deposits and borrowings maintained by Hibernia Homestead and the Peer Group also did not change significantly from the Original Appraisal. Hibernia Homestead’s funding composition continued to reflect a similar level of deposits and a lower level of borrowings, relative to the comparable Peer Group measures. Updated interest-bearing liabilities-to-assets ratios equaled 71.4% and 86.5% for the Bank and the Peer Group, respectively. Hibernia Homestead posted an updated tangible equity-to-assets ratio of 27.7%, which remained well above the comparable Peer Group ratio of 12.8%. Overall, Hibernia Homestead’s updated interest-earning assets-to-interest-bearing liabilities (“IEA/IBL”) ratio equaled 123.1%, which remained above the comparable Peer Group ratio of 109.5%. As discussed in the Original Appraisal, the additional capital realized from stock proceeds should serve to increase Hibernia Homestead’s IEA/IBL ratio, as the level of interest-bearing liabilities funding assets will be lower due to the increase in capital realized from the offering and the net proceeds realized from the offering will be primarily deployed into interest-earning assets.
          Updated growth rates for Hibernia Homestead are based on annualized growth rates for the 18 months ended June 30, 2008, while the Peer Group’s growth rates are based on growth for the twelve months ended June 30, 2008. Hibernia

RP® Financial, LC.
Board of Directors
August 29, 2008

Table 2
Balance Sheet Composition and Growth Rates
Comparable Institution Analysis
As of June 30, 2008

	Balance Sheet as a Percent of Assets										Balance Sheet Annual Growth Rates							Regulatory Capital
	Cash &	MBS &				Borrowed	Subd.	Net	Goodwill	Tng Net		MBS, Cash &			Borrows.	Net	Tng Net
	Equivalents	Invest	BOLI	Loans	Deposits	Funds	Debt	Worth	& Intang	Worth	Assets	Investments	Loans	Deposits	& Subdebt	Worth	Worth	Tangible	Core	Reg.Cap.

Hibernia Homestead Bank
June 30, 2008	4.2%	25.5%	0.0%	58.2%	71.4%	0.0%	0.0%	27.7%	0.0%	27.7%	-5.21%	-18.26%	0.41%	-3.24%	-100.00%	-1.19%	-1.19%	27.94%	27.94%	55.16%

All Public Companies
Averages	3.4%	19.8%	1.3%	71.1%	66.4%	20.0%	0.6%	11.8%	1.0%	10.9%	8.26%	0.11%	9.72%	4.03%	21.39%	-1.37%	-2.34%	10.39%	10.28%	16.33%
Medians	2.4%	16.5%	1.4%	72.9%	67.5%	18.8%	0.0%	10.1%	0.1%	9.1%	6.79%	-0.93%	8.77%	1.68%	14.47%	-0.35%	-0.58%	8.87%	8.80%	13.50%

State of LA
Averages	4.5%	31.9%	0.5%	59.2%	64.8%	16.8%	0.0%	17.5%	0.2%	17.3%	13.39%	13.04%	14.55%	-4.12%	57.28%	1.41%	1.49%	13.45%	13.45%	28.15%
Medians	3.7%	24.1%	0.0%	67.5%	65.3%	17.4%	0.0%	13.4%	0.0%	13.4%	10.40%	12.98%	6.82%	7.17%	57.28%	1.41%	1.49%	13.19%	13.19%	22.36%

Comparable Group
Averages	4.0%	14.5%	1.1%	76.2%	70.7%	15.6%	0.2%	12.8%	0.5%	12.3%	8.95%	-6.50%	10.49%	7.15%	10.71%	-2.75%	-2.76%	11.33%	11.33%	16.95%
Medians	3.7%	15.8%	1.4%	73.9%	68.3%	14.4%	0.0%	11.0%	0.0%	10.9%	4.26%	-6.48%	8.92%	4.89%	6.04%	-1.65%	-1.65%	10.10%	10.10%	16.30%

Comparable Group
CFBK Central Federal Corp. of OH	1.3%	10.1%	1.4%	83.5%	71.4%	16.8%	1.9%	9.3%	0.0%	9.3%	7.20%	-11.72%	10.97%	12.32%	-2.39%	-5.56%	-5.56%	NA	NA	NA
CZWI Citizens Community Bancorp Inc. of WI	2.8%	15.8%	0.0%	77.6%	59.1%	24.7%	0.0%	15.4%	1.5%	13.9%	37.82%	NM	18.10%	33.83%	NM	-10.04%	-10.62%	10.10%	10.10%	16.30%
FFDF FFD Financial Corp. of Dover OH(1)	5.3%	4.1%	0.0%	88.2%	77.7%	11.5%	0.0%	10.1%	0.0%	10.1%	6.11%	4.08%	5.65%	4.89%	23.78%	2.74%	2.74%	NA	NA	NA
FBSI First Bancshares, Inc. of MO(1)	6.8%	19.0%	2.4%	67.5%	79.6%	9.0%	0.0%	11.0%	0.1%	10.9%	3.07%	-7.74%	8.92%	5.34%	-14.26%	3.12%	3.34%	10.05%	10.05%	16.42%
FCAP First Capital, Inc. of IN	4.4%	17.0%	1.1%	72.9%	74.7%	14.4%	0.0%	10.2%	1.3%	9.0%	1.55%	9.01%	-0.77%	4.69%	-13.16%	4.67%	5.56%	8.70%	8.70%	14.00%
FCLF First Clover Leaf Financial Corp. of IL	7.2%	13.3%	0.0%	73.9%	68.3%	10.5%	0.9%	19.5%	2.5%	17.1%	15.23%	-7.01%	24.02%	19.77%	49.36%	-9.34%	-10.04%	16.60%	16.60%	21.60%
GSLA GS Financial corp. of LA	3.7%	24.1%	0.0%	67.5%	65.3%	20.6%	0.0%	13.4%	0.0%	13.4%	21.02%	2.13%	31.64%	7.31%	NM	1.76%	1.76%	13.19%	13.19%	22.36%
JFBI Jefferson Bancshares Inc. of TN(1)	4.7%	3.3%	1.7%	84.7%	68.1%	9.9%	0.0%	21.7%	0.0%	21.7%	1.26%	-28.99%	5.66%	3.94%	-9.09%	-1.65%	-1.65%	NA	NA	NA
LSBI LSB Financial Corp. of Lafayette IN	2.9%	4.6%	1.7%	86.9%	68.1%	21.7%	0.0%	9.7%	0.0%	9.7%	0.56%	-5.95%	1.88%	-3.04%	14.47%	-1.17%	-1.17%	9.60%	9.60%	13.50%
LBCP Liberty Bancorp, Inc. of MO	2.8%	16.1%	2.4%	73.9%	65.9%	20.9%	0.0%	12.7%	0.0%	12.7%	4.26%	-20.08%	9.25%	-7.13%	NM	-11.08%	-11.08%	11.10%	11.10%	14.50%
WAYN Wayne Savings Bancshares of OH	1.6%	32.4%	1.6%	61.2%	78.9%	12.1%	0.0%	8.1%	0.6%	7.6%	0.43%	1.26%	0.10%	-3.35%	36.93%	-3.68%	-3.62%	NA	NA	NA

(1)	Financial information is for the quarter ending March 31, 2008.

Source:	Audited and unaudited financial statements, corporate reports and offering circulars, and RP® Financial, LC. calculations. The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.
Copyright (c) 2008 by RP® Financial, LC.

RP® Financial, LC.
Board of Directors
August 29, 2008

Table 3
Income as Percent of Average Assets and Yields, Costs, Spreads
Comparable Institution Analysis
For the 12 Months Ended June 30, 2008

		Net Interest Income					Other Income				G&A/Other Exp.		Non-Op. Items		Yields, Costs, and Spreads
					Loss	NII				Total								MEMO:	MEMO:
	Net				Provis.	After	Loan	R.E.	Other	Other	G&A	Goodwill	Net	Extrao.	Yield	Cost	Yld-Cost	Assets/	Effective
	Income	Income	Expense	NII	on IEA	Provis.	Fees	Oper.	Income	Income	Expense	Amort.	Gains	Items	On Assets	Of Funds	Spread	FTE Emp.	Tax Rate

Hibernia Homestead Bank
June 30, 2008	-0.54%	4.74%	2.24%	2.50%	0.00%	2.50%	0.00%	0.00%	0.33%	0.33%	3.77%	0.00%	0.01%	0.00%	5.51%	3.30%	2.21%	$2,823	-42.38%

All Public Companies
Averages	0.22%	5.73%	3.02%	2.71%	0.38%	2.33%	0.03%	-0.02%	0.66%	0.67%	2.55%	0.08%	-0.01%	0.00%	6.07%	3.48%	2.59%	$5,780	32.25%
Medians	0.44%	5.68%	3.06%	2.73%	0.14%	2.52%	0.00%	0.00%	0.51%	0.51%	2.53%	0.00%	0.00%	0.00%	5.98%	3.54%	2.66%	$4,925	32.87%

State of LA
Averages	0.64%	5.96%	2.62%	3.34%	0.02%	3.32%	0.01%	-0.01%	0.89%	0.89%	2.99%	0.00%	-0.24%	0.00%	6.25%	3.19%	3.05%	$4,067	33.11%
Medians	0.70%	6.11%	2.74%	3.37%	0.00%	3.23%	0.00%	0.00%	0.17%	0.17%	3.03%	0.00%	-0.16%	0.00%	6.55%	3.04%	2.99%	$4,470	30.28%

Comparable Group
Averages	0.42%	6.21%	3.11%	3.09%	0.24%	2.85%	0.02%	-0.03%	0.52%	0.51%	2.69%	0.02%	0.01%	0.00%	6.58%	3.65%	2.93%	$4,170	31.95%
Medians	0.40%	6.26%	3.08%	3.05%	0.23%	2.74%	0.00%	0.00%	0.41%	0.42%	2.57%	0.00%	0.03%	0.00%	6.69%	3.65%	3.04%	$3,868	31.02%

Comparable Group
CFBK Central Federal Corp. of OH	0.06%	6.52%	3.47%	3.05%	0.32%	2.73%	0.00%	0.01%	0.41%	0.42%	2.69%	0.00%	-0.18%	0.00%	6.88%	3.89%	2.99%	$4,568	0.13%
CZWI Citizens Community Bancorp Inc. of WI	0.37%	6.26%	3.30%	2.95%	0.17%	2.78%	0.07%	0.00%	0.35%	0.42%	2.52%	0.07%	0.00%	0.00%	6.51%	4.12%	2.40%	$3,705	39.03%
FFDF FFD Financial Corp. of Dover OH(1)	0.78%	6.83%	3.06%	3.77%	0.39%	3.38%	0.00%	0.00%	0.29%	0.29%	2.57%	0.00%	0.09%	0.00%	6.99%	3.46%	3.53%	NM	34.20%
FBSI First Bancshares, Inc. of MO(1)	0.12%	6.10%	3.23%	2.87%	0.30%	2.57%	0.00%	0.00%	0.96%	0.96%	3.44%	0.02%	0.09%	0.00%	6.80%	3.65%	3.15%	$2,184	26.10%
FCAP First Capital, Inc. of IN	0.79%	5.92%	2.81%	3.11%	0.23%	2.88%	0.00%	0.00%	0.70%	0.70%	2.51%	0.02%	0.10%	0.00%	6.28%	3.15%	3.12%	$3,277	31.02%
FCLF First Clover Leaf Financial Corp. of IL	0.56%	5.68%	3.08%	2.61%	0.14%	2.46%	0.00%	0.00%	0.11%	0.11%	1.61%	0.12%	0.03%	0.00%	6.02%	3.98%	2.04%	$7,745	37.50%
GSLA GS Financial corp. of LA	0.09%	6.31%	3.08%	3.23%	0.00%	3.23%	0.00%	0.00%	0.13%	0.13%	3.03%	0.00%	-0.16%	0.00%	6.64%	3.65%	2.99%	$4,470	47.92%
JFBI Jefferson Bancshares Inc. of TN(1)	0.40%	6.39%	2.91%	3.48%	0.11%	3.37%	0.11%	0.02%	0.27%	0.40%	2.88%	0.00%	0.00%	0.00%	6.90%	3.74%	3.16%	NM	54.98%
LSBI LSB Financial Corp. of Lafayette IN	0.40%	6.33%	3.31%	3.02%	0.38%	2.64%	0.00%	-0.30%	1.46%	1.16%	3.27%	0.00%	0.03%	0.00%	6.74%	3.70%	3.04%	$3,868	29.27%
LBCP Liberty Bancorp, Inc. of MO	0.57%	6.26%	3.12%	3.14%	0.52%	2.61%	0.02%	-0.08%	0.62%	0.57%	2.51%	0.00%	0.11%	0.00%	6.69%	3.65%	3.04%	$4,180	26.80%
WAYN Wayne Savings Bancshares of OH	0.49%	5.68%	2.87%	2.81%	0.07%	2.74%	0.00%	0.01%	0.45%	0.46%	2.53%	0.03%	-0.04%	0.00%	5.97%	3.16%	2.81%	$3,537	24.48%

(1)	Financial information is for the quarter ending March 31, 2008.

Source:	Audited and unaudited financial statements, corporate reports and offering circulars, and RP® Financial, LC. calculations. The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.
Copyright (c) 2008 by RP® Financial, LC.

RP® Financial, LC.
Board of Directors
August 29, 2008

Homestead recorded a 5.2% decline in assets, versus asset growth of 9.0% for the Peer Group. A decline in cash and investments accounted for most of the Bank’s asset shrinkage, which was partially offset by a slight increase in loans. Comparatively, asset growth for the Peer Group was sustained through loan growth, which was in part funded by a decline in cash and investments.
          Asset shrinkage for the Bank funded deposit run-off, as well as the pay-off of borrowings. Hibernia Homestead’s deposits declined at a 3.2% annualized rate. The Peer Group’s asset growth was funded with a combination of deposits and borrowings, which showed respective growth rates of 7.2% and 10.7%. Both the Bank and the Peer Group recorded slight decreases in tangible net worth for the period analyzed.
          Table 3 displays comparative operating results for Hibernia Homestead and the Peer Group, based on their respective earnings for the twelve months ended June 30, 2008. Updated earnings for the Bank equaled a net loss of 0.54% of average assets, versus net income equal to 0.42% of average assets for the Peer Group. Higher levels of net interest income and non-interest operating income and a lower level of operating expenses remained earnings advantages for the Peer Group, while the Bank continued to maintain an earnings advantage with respect to lower loan loss provisions.
          In terms of core earnings strength, updated expense coverage ratios posted by Hibernia Homestead and the Peer Group equaled 0.66x and 1.14x, respectively. The Peer Group’s stronger expense coverage ratio continued to be realized through maintenance of both a higher net interest income to average assets ratio (3.09% versus 2.50% for Hibernia Homestead) and a lower operating expense to average assets ratio (2.71% versus 3.77% for Hibernia Homestead). The Peer Group’s higher net interest income ratio was realized through maintenance of a higher interest income ratio, which was partially offset by the Bank’s lower interest expense ratio.
          Non-interest operating income remained a larger source of earnings for the Peer Group, as such income amounted to 0.51% and 0.33% of the Peer Group’s and the Bank’s average assets, respectively. Accordingly, taking non-interest operating income into account in assessing Hibernia Homestead’s core earnings strength relative to the Peer Group’s, the Bank’s updated efficiency ratio of 133.2% remained less favorable than the Peer Group’s updated efficiency ratio of 74.7%. Net gains continued to be a nominal factor in the Bank’s and the Peer Group’s earnings.
          Loan loss provisions remained a more significant factor in the Peer Group’s earnings, as no loan loss provisions were established by the Bank during the twelve month period. Comparatively, loan loss provisions established by the Peer Group amounted to 0.24% of average assets.

RP® Financial, LC.
Board of Directors
August 29, 2008

          Hibernia Homestead’s updated effective tax rate equaled a tax benefit of 42.38%, versus an effective tax rate of 31.95% for the Peer Group. As indicated in the prospectus, the Bank’s effective marginal tax rate is equal to 34.0%.
          The Bank’s updated credit quality measures continued to be viewed as more favorable than the Peer Group’s measures. As shown in Table 4, the Bank maintained zero balances for non-performing assets/assets and non-performing loans/loans, versus comparable ratios of 1.20% and 1.17% for the Peer Group. Loss reserves as a percent of loans equaled 0.92% and 1.03% for the Bank and the Peer Group, respectively, while the Peer Group’s loss reserves as a percent of non-performing loans equaled 139.3%. Net loan charge-offs remained a more significant factor for the Peer Group, as the Bank did not record any charge-offs during the period. Net loan charge-offs for the Peer Group equaled 0.34% of loans.
          3. Stock Market Conditions
          Since the date of the Original Appraisal, the broader stock market has exhibited a fair amount of volatility and, in general, has declined. A downward trend in the broader stock market prevailed in the second half of May 2008 and into early-June, amid concerns about more credit-related losses forecasted for the financial sector and soaring oil prices. Following a one day rebound on surprisingly strong retail sales data for May, a spike in the May unemployment rate accelerated the early-June slide in stocks. Led by a decline in financial shares, the downward trend in stocks prevailed through most of June. The Dow Jones Industrial Average (“DJIA”) hit a 2008 low in late-June, as stocks plunged following downgrades of brokerage and automotive stocks and a jump in oil prices.
          Selling pressure in the broader market continued into the first half of July 2008, as financial stocks led the downturn on worries about earnings and the economy. For the first time in two years, the DJIA closed below 11000 in mid-July as bank stocks led the market lower following the takeover of IndyMac Bancorp by the FDIC. Led by a rally in financial stocks, stocks rebounded heading into the second half of July. Better-than-expected earnings by some of the major banks and a drop in oil prices below a $130 a barrel were noteworthy contributors to the rally. More bad news about the housing market prompted a late-July sell-off in the stock market, with financial stocks leading the market lower. Stocks rallied at the end of July as investors moved into beaten up financial stocks on hopes that the credit crisis was nearing an end. Lower oil prices and reassuring signals coming out of the Federal Reserve meeting provided a boost to stocks in early-August. Volatility in financial stocks prevailed on the broader stock market in mid-August, as concerns about more write-downs plagued the financial sector. Mixed economic data, as well as ongoing concerns of the credit crunch continuing to haunt the financial sector, provided for a choppy performance in the broader stock market during the second half of August. On August 29, 2008, the DJIA

RP® Financial, LC.
Board of Directors
August 29, 2008

Table 4
Credit Risk Measures and Related Information
Comparable Institution Analysis
As of June 30, 2008 or Most Recent Date Available

		NPAs &				Rsrves/
	REO/	90+Del/	NPLs/	Rsrves/	Rsrves/	NPAs &	Net Loan	NLCs/
Institution	Assets	Assets	Loans	Loans	NPLs	90+Del	Chargoffs	Loans
	(%)	(%)	(%)	(%)	(%)	(%)	($000)	(%)

Hibernia Homestead Bank	0.00%	0.00%	0.00%	0.92%	NM	NM	$0	0.00%

All Public Companies
Averages	0.23%	1.50%	1.56%	1.05%	158.31%	114.51%	$745	0.23%
Medians	0.06%	0.76%	0.83%	0.91%	97.04%	70.59%	$122	0.06%

State of LA
Averages	0.11%	0.84%	1.11%	1.69%	486.09%	477.91%	$131	0.22%
Medians	0.10%	0.84%	1.11%	1.87%	486.09%	477.91%	$181	0.14%

Comparable Group
Averages	0.24%	1.20%	1.17%	1.03%	139.31%	88.77%	$203	0.34%
Medians	0.14%	0.89%	1.06%	0.94%	83.03%	59.17%	$57	0.13%

Comparable Group
CFBK Central Federal Corp. of OH	0.04%	0.75%	0.84%	1.25%	149.44%	140.67%	$41	0.07%
CZWI Citizens Community Bancorp Inc. of WI	0.04%	0.61%	0.73%	0.32%	43.46%	40.32%	$122	0.14%
FFDF FFD Financial Corp. of Dover OH(1)	0.00%	0.54%	0.62%	0.94%	150.56%	150.56%	$46	0.12%
FBSI First Bancshares, Inc. of MO(1)	0.40%	1.56%	NA	1.35%	NA	59.17%	$228	0.56%
FCAP First Capital, Inc. of IN	0.22%	1.51%	1.33%	0.74%	55.60%	35.87%	$337	0.41%
FCLF First Clover Leaf Financial Corp. of IL	0.00%	0.89%	1.14%	0.69%	60.90%	57.77%	$29	-0.01%
GSLA GS Financial corp. of LA	0.23%	1.60%	1.99%	2.28%	114.78%	98.42%	$181	0.53%
JFBI Jefferson Bancshares Inc. of TN(1)	0.14%	0.23%	0.11%	0.65%	609.97%	239.06%	$49	0.07%
LSBI LSB Financial Corp. of Lafayette IN	0.75%	3.08%	2.65%	1.12%	42.32%	32.04%	$57	0.07%
LBCP Liberty Bancorp, Inc. of MO	0.78%	1.80%	1.34%	1.20%	89.40%	49.67%	$1,147	1.82%
WAYN Wayne Savings Bancshares of OH	0.03%	0.63%	0.97%	0.75%	76.65%	72.97%	$0	0.00%

(1)	Financial information is for the quarter ending March 31, 2008.

Source: Audited and unaudited financial statements, corporate reports and offering circulars, and RP® Financial, LC. calculations. The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.
Copyright (c) 2008 by RP® Financial, LC.

RP® Financial, LC.
Board of Directors
August 29, 2008

closed at 11543.55, or 7.5% lower since the date of the Original Appraisal and the NASDAQ closed at 2367.52 or 3.2% lower since the date of the Original Appraisal.
          Thrift stocks generally experienced further deterioration since the date of the Original Appraisal. In late-May 2008 and early-June, thrift shares settled into a narrow trading range and then sold off along with the broader stock market on news of the spike in the May unemployment rate. Thrift prices deteriorated further heading into mid-June on concerns of mounting credit-related losses, as mortgage delinquencies and foreclosures continued to surpass record levels. Following a mild rebound in mid-June, thrift shares tumbled lower at the end of the second quarter as financial shares were pummeled by downgrades by Wall Street analysts and second quarter profit worries.
          The downturn in thrift stocks continued into early-July 2008, with projected second quarter losses becoming more widespread among thrift stocks. Fannie Mae and Freddie Mac dropped to their lowest levels in more than 14 years, as concerns grew about their capital positions. Thrift stocks rallied strongly on comments by the Federal Reserve Chairman that outlined measures to shore up mortgage lending and help markets operate smoothly, but the one-day rally was quickly wiped out by fears about bank stability and the future of the mortgage market heading into mid-July. Most notably, the sell-off in thrift shares was fueled by the failure of IndyMac Bancorp and growing concerns about the solvency of Fannie Mae and Freddie Mac. The sell-off was followed by a sharp rebound in thrift stocks, as some major banks posted better-than-expected earnings and Freddie Mac considered a major stock sale that would have the potential to avoid implementation of a government rescue plan. Weak data for June existing home sales re-ignited fears about the credit crunch and sent thrift stocks sharply lower in late-July. Thrift stocks rebounded along with the broader financial sector at the end of July, with the upward momentum being sustained into early-August as investors responded favorably to the outcome of the Federal Reserve meeting and its decision to hold the target rate steady. Concerns of falling home prices resulting in more write-downs pushed thrift stocks lower in mid-August. The downturn in thrift stocks sharpened during the second half of August on spreading credit quality problems in financial stocks and growing concerns that Fannie Mae and Freddie Mac would not be able to avoid a government bailout. Thrift stocks rebounded in late-August on news that second quarter GDP growth was revised up from the initial estimate. On August 29, 2008, the SNL Index for all publicly-traded thrifts closed at 869.9, a decrease of 9.2% since May 23, 2008.
          Consistent with SNL Index, the updated pricing measures for the Peer Group and all publicly-traded thrifts were generally lower compared to the Original Appraisal. In general, the declines in the Peer Group’s updated pricing measures were not as significant as the 9.2% decrease recorded in the SNL Index or the declines generally reflected in the updated pricing measures for all publicly-traded thrifts. The increase in the Peer Group’s core P/E multiple was the result of two of the Peer Group

RP® Financial, LC.
Board of Directors
August 29, 2008

companies going from not meaningful core P/E multiples in the Original Appraisal to relatively high core P/E multiples based on August 29, 2008 closing prices. In comparison to the averages for all publicly-traded thrifts, the Peer Group’s updated pricing measures reflected higher P/E multiples and lower P/B ratios. Since the date of the Original Appraisal, the stock prices of seven out of the eleven Peer Group companies were lower as of August 29, 2008. A comparative pricing analysis of the Peer Group and all publicly-traded thrifts is shown in the following table, based on market prices as of May 23, 2008 and August 29, 2008.
Average Pricing Characteristics

	At May 23,		At Aug. 29,		%
	2008		2008		Change
Peer Group
Price/Earnings (x)	20.56	x	20.17	x	(1.9%)
Price/Core Earnings (x)	19.48		22.49		15.5
Price/Book (%)	81.71%		80.40%		(1.6)
Price/Tangible Book(%)	85.25		84.17		(1.3)
Price/Assets (%)	10.99		10.26		(6.6)
Avg. Mkt. Capitalization ($Mil)	$37.10		$35.50		(4.3)

All Publicly-Traded Thrifts(1)
Price/Earnings (x)	20.32	x	17.48	x	(1.4)%
Price/Core Earnings (x)	20.68		19.13		(7.5)
Price/Book (%)	107.48%		85.81%		(20.2)
Price/Tangible Book(%)	119.76		100.16		(16.4)
Price/Assets (%)	13.64		9.80		(2.8)
Avg. Mkt. Capitalization ($Mil)	$333.60		$409.31		22.7

(1)	May 23, 2008 data included pricing data of publicly-traded MHCs, which have been excluded from the August 29, 2008 data.
          As set forth in the Original Appraisal, the “new issue” market is separate and distinct from the market for seasoned issues like the Peer Group companies in that the pricing ratios for converting issues are computed on a pro forma basis, specifically: (1) the numerator and denominator are both impacted by the conversion offering amount, unlike existing stock issues in which price change affects only the numerator; and (2) the pro forma pricing ratio incorporates assumptions regarding source and use of proceeds, effective tax rates, stock plan purchases, etc. which impact pro forma financials, whereas pricing for existing issues are based on reported financials. The distinction between the pricing of converting and existing issues is perhaps most evident in the case of the price/book (“P/B”) ratio in that the P/B ratio of a converting thrift will typically result in a discount to book value, whereas in the current market for existing

RP® Financial, LC.
Board of Directors
August 29, 2008

thrifts the P/B ratio often reflects a premium to book value. Therefore, it is appropriate to also consider the market for new issues, both at the time of the conversion and in the aftermarket.
          The marketing for converting thrift issues continued to be affected by the overall weak market for thrift stocks, with a number of the recent offerings being undersubscribed and typically reflecting only modest price appreciation or, in some cases, trading below their IPO prices in initial after market trading activity. No standard conversion offerings were completed during the past three months. Home Federal Bancorp of Louisiana, which was seeking to complete a second-step conversion, terminated its offering on August 14, 2008 as stock orders were not sufficient to reach the minimum of the offering range. As shown in Table 5, one mutual holding company offering was completed during the past three months. Auburn Bancorp’s mutual holding company offering was closed at the minimum of the valuation range, raising gross proceeds of $2.3 million. Auburn Bancorp’s mutual holding company offering closed at a pro forma P/TB ratio of 61.5%. Based on closing stock market prices as of August 29, 2008, Auburn Bancorp’s stock price was 5.0% below its IPO price.
Summary of Adjustments
     In the Original Appraisal, we made the following adjustments to Hibernia Homestead’s pro forma value based upon our comparative analysis to the Peer Group:

PreviousValuation
Key Valuation Parameters:	Adjustment
Financial Condition	Slight Upward
Profitability, Growth and Viability of Earnings	Moderate Downward
Asset Growth	No Adjustment
Primary Market Area	Moderate Downward
Dividends	No Adjustment
Liquidity of the Shares	Slight Downward
Marketing of the Issue	Moderate Downward
Management	No Adjustment
Effect of Govt. Regulations and Regulatory Reform	No Adjustment
          The factors concerning the valuation parameters of primary market area, dividends, liquidity of the shares, management and effect of government regulations and regulatory reform did not change since the Original Appraisal. Accordingly, those parameters were not discussed further in this update. In terms of financial condition, a slight upward adjustment remained appropriate as there were no significant changes in

RP® Financial, LC.
Board of Directors
August 29, 2008

Table 5
Pricing Characteristics and After-Market Trends
Recent Conversions Completed (Last Three Months)

													Insider Purchases												Post-IPO Pricing Trends
			Pre-Conversion Data								Contribution to		% Off Incl. Fdn.					Pro Forma Data							Closing Price:
Institutional Information			Financial Info.		Asset Quality		Offering Information				Charitable Found.		Benefit Plans				Initial	Pricing Ratios(3)			Financial Charac.				First		After		After
	Conver.			Equity/	NPAs/	Res.	Gross	%	% of	Exp./		% of		Recog.	Stk	Mgmt.&	Dividend		Core		Core		Core	IPO	Trading	%	First	%	First	%	Thru	%
Institution	Date	Ticker	Assets	Assets	Assets	Cov.	Proc.	Offered	Mid.	Proc.	Form	Offering	ESOP	Plans	Option	Dirs.	Yield	P/TB	P/E	P/A	ROA	TE/A	ROE	Price	Day	Change	Week(4)	Change	Month(5)	Change	8/29/08	Change
			($Mil)	(%)	(%)	(%)	($Mil.)	(%)	(%)	(%)		(%)	(%)	(%)	(%)	(%)(2)	(%)	(%)	(x)	(%)	(%)	(%)	(%)	($)	($)	(%)	($)	(%)	($)	(%)	($)	(%)

Standard Conversions

Averages — Standard Conversions:
Medians — Standard Conversions:

Second Step Conversions

Averages — Second Step Conversions:
Medians — Second Step Conversions:

Mutual Holding Company Conversions

Auburn Bancorp, Inc., ME	8/19/08	ABBB-OTCBB	$65	6.92%	0.19%	376%	$2.3	45%	85%	29.6%	NA	NA	7.6%	3.3%	10.9%	6.6%	0.00%	61.5%	26.1x	7.3%	0.3%	8.8%	3.4%	$10.00	$10.50	5.0%	$9.50	-5.0%	$9.50	-5.0%	$9.50	-5.0%
Averages — Mutual Holding Company Conversions:			$65	6.92%	0.19%	376%	$2.3	45%	85%	29.6%	NA	NA	7.6%	3.3%	10.9%	6.6%	0.00%	61.5%	26.1x	7.3%	0.3%	8.8%	3.4%	$10.00	$10.50	5.0%	$9.50	-5.0%	$9.50	-5.0%	$9.50	-5.0%
Medians — Mutual Holding Company Conversions:			$65	6.92%	0.19%	376%	$2.3	45%	85%	29.6%	NA	NA	7.6%	3.3%	10.9%	6.6%	0.00%	61.5%	26.1x	7.3%	0.3%	8.8%	3.4%	$10.00	$10.50	5.0%	$9.50	-5.0%	$9.50	-5.0%	$9.50	-5.0%

Averages — All Conversions:			$65	6.92%	0.19%	376%	$2.3	45%	85%	29.6%	NA	NA	7.6%	3.3%	10.9%	6.6%	0.00%	61.5%	26.1x	7.3%	0.3%	8.8%	3.4%	$10.00	$10.50	5.0%	$9.50	-5.0%	$9.50	-5.0%	$9.50	-5.0%
Medians — All Conversions:			$65	6.92%	0.19%	376%	$2.3	45%	85%	29.6%	NA	NA	7.6%	3.3%	10.9%	6.6%	0.00%	61.5%	26.1x	7.3%	0.3%	8.8%	3.4%	$10.00	$10.50	5.0%	$9.50	-5.0%	$9.50	-5.0%	$9.50	-5.0%
Note: * — Appraisal performed by RP Financial; BOLD=RP Financial did the Conversion Business Plan. “NT” — Not Traded; “NA” — Not Applicable, Not Available; C/S-Cash/Stock.

(1)	Non-OTS regulated thrift.

(2)	As a percent of MHC offering for MHC transactions.

(3)	Does not take into account the adoption of SOP 93-6.

(4)	Latest price if offering is less than one week old.

(5)	Latest price if offering is more than one week but less than one month old.

(6)	Mutual holding company pro forma data on full conversion basis.

(7)	Simultaneously completed acquisition of another financial institution.

(8)	Simultaneously converted to a commercial bank charter.

(9)	Former credit union.
August 29, 2008

RP® Financial, LC.
Board of Directors
August 29, 2008

the Bank’s and the Peer Group’s respective balance sheet ratios. No adjustment remained appropriate for asset growth, based on the Bank’s significantly greater pro forma leverage capacity offsetting the Peer Group’s currently stronger asset growth. A moderate downward adjustment remained appropriate for earnings, as the relative earnings adjustments for the Bank’s updated earnings did not change from the Original Appraisal. Most notably, the Peer Group continued to maintain superior core earnings measures relative to the Bank’s measures and the Bank continued to operate at a net loss on a core earnings basis,
          A somewhat volatile market for thrift stocks prevailed since the date of the Original appraisal, but overall thrift stocks declined as indicated by the 9.2% decrease recorded in the SNL Index for all publicly-traded thrifts. The updated pricing measures for the Peer Group were comparatively more stable than the broader thrift market, with overall performance of the Peer Group showing a slight decline in market value since the Original Appraisal. Recent thrift offerings have in general encountered a more difficult selling environment, with a number of offerings having to be extended beyond their subscription periods to be completed. In some cases, offerings have not been successfully completed due to orders falling well short of the minimum of their offering ranges. The most recent completed conversion offering was Auburn Bancorp’s MHC offering, which after extending the offering closed at the minimum of the valuation range. Accordingly, taking into account the market performance of all-publicly traded thrifts, the Peer Group and recent conversions since the date of the Original Appraisal, a moderate downward adjustment remained appropriate for marketing of the issue.
          Overall, taking into account the foregoing factors, we believe that the Bank’s estimated pro market value as set forth in the Original Appraisal continues to be appropriate.
Valuation Approaches
     In applying the accepted valuation methodology promulgated by the regulatory agencies, i.e., the pro forma market value approach, we considered the three key pricing ratios in valuing Hibernia Homestead’s to-be-issued stock — price/earnings (“P/E”), price/book (“P/B”), and price/assets (“P/A”) approaches — all performed on a pro forma basis including the effects of the conversion proceeds.
     In computing the pro forma impact of the conversion and the related pricing ratios, the valuation parameters utilized in the Original Appraisal did not change in this update.
     Consistent with the Original Appraisal, this updated appraisal continues to be based primarily on fundamental analysis techniques applied to the Peer Group, including the P/E approach, the P/B approach and the P/A approach. Also consistent

RP® Financial, LC.
Board of Directors
August 29, 2008

with the Original Appraisal, this updated appraisal incorporates a “technical” analysis of recently completed conversion offerings, including principally the P/B approach which (as discussed in the Original Appraisal) is the most meaningful pricing ratio as the pro forma P/E ratios reflect an assumed reinvestment rate and do not yet reflect the actual use of proceeds.
     The Bank will adopt Statement of Position (“SOP” 93-6) which will cause earnings per share computations to be based on shares issued and outstanding excluding shares owned by an ESOP where there is not a commitment to release such shares. For the purpose of preparing the pro forma pricing tables and exhibits, we have reflected all shares issued in the offering including shares purchased by the ESOP as outstanding to capture the full dilutive impact of such stock to the Bank’s shareholders. However, we have considered the impact of the Bank’s adoption of SOP 93-6 in the determination of pro forma market value.
          Based on the foregoing, we have concluded that the value set forth in the Original Appraisal s appropriate. Accordingly, RP Financial concluded that as of August 29, 2008, the pro forma market value of the Bank’s conversion offering equaled $12,500,000 at the midpoint, equal to 1,250,000 shares at $10.00 per share.
     1. P/E Approach. In applying the P/E approach, RP Financial’s valuation conclusions considered both reported earnings and a recurring or “core” earnings base, that is, earnings adjusted to exclude any one time non-operating and extraordinary items, plus the estimated after tax-earnings benefit from reinvestment of net stock proceeds. The Bank’s reported earnings equaled a net loss of $276,000 for the twelve months ended June 30, 2008. In deriving Hibernia Homestead’s core earnings, the only adjustment made to reported earnings was to eliminate $8,000 of net gains realized from the sale of investments for the twelve months ended June 30, 2008. As shown below, on a tax effected basis, assuming application of an effective marginal tax rate of 34.0% for the adjustment, the Bank’s core earnings were determined to equal a net loss of $281,000 for the twelve months ended June 30, 2008. (Note: see Exhibit 2 for the adjustments applied to the Peer Group’s earnings in the calculation of core earnings).

Amount
($000)

Net income(loss)	$(276)
Deduct: Net gains on sale of investments(1)	(5)

Core earnings estimate	$(281)

(1)      Tax effected at 34.0%.
          Based on the Bank’s updated reported and estimated core earnings and incorporating the impact of the pro forma assumptions discussed previously, the Bank’s pro forma reported and core earnings were negative throughout the valuation range

RP® Financial, LC.
Board of Directors
August 29, 2008

and, therefore, the Bank’s pro forma P/E multiples were not meaningful (“NM”). Comparatively, as shown in Table 6, the Peer Group’s average reported and core P/E multiples were 20.17 times and 22.49 times, respectively, and the Peer Group’s median reported and core earnings multiples were 18.23 times and 21.06 times, respectively.
     2. P/B Approach. P/B ratios have generally served as a useful benchmark in the valuation of thrift stocks, with the greater determinant of long term value being earnings. In applying the P/B approach, we considered both reported book value and tangible book value. Based on the $12.5 million midpoint value, the Bank’s P/B and P/TB ratios both equaled 51.41%. In comparison to the average P/B and P/TB ratios indicated for the Peer Group of 80.40% and 84.17%, respectively, Hibernia Homestead’s updated ratios were discounted by 36.1% and 38.9% (versus discounts of 37.9% and 40.5% from the Peer Group’s average P/B and P/TB ratios as indicated in the Original Appraisal). In comparison to the median P/B and P/TB ratios indicated for the Peer Group which both equaled 79.40%, Hibernia Homestead’s updated P/B and P/TB ratios were both discounted by 35.3% at the midpoint (versus discounts of 38.2% and 38.3% from the Peer Group’s median P/B and P/TB ratios as indicated in the Original Appraisal). At the top of the super range, the Bank’s P/B and P/TB ratios both equaled 59.49%, which resulted in respective discounts of 26.0% and 29.3% from the Peer Group’s average P/B and P/TB ratios (versus discounts of 28.1% and 31.0% from the Peer Group’s average P/B and P/TB ratios as indicated in the Original Appraisal). In comparison to the median P/B and P/TB ratios indicated for the Peer Group, Hibernia Homestead’s updated P/B and P/TB ratios at the top of the super range were both discounted by 25.1% (versus discounts of 28.4% and 28.6% from the Peer Group’s median P/B and P/TB ratios as indicated in the Original Appraisal). RP Financial considered the discounts under the P/B approach to be reasonable, given the nature of the calculation of the P/B ratio which mathematically results in a ratio discounted to book value, particularly in light of the Bank’s high level of pre-conversion capital. The discounts reflected under the P/B approach were also supported by the pro forma net loss shown under the P/E approach and the resulting premium pricing ratio indicated under the P/A approach.
     In addition to the fundamental analysis applied to the Peer Group, RP Financial utilized a technical analysis of recent conversion offerings. As indicated in the Original Appraisal, the pricing characteristics of recent conversion offerings are not the primary determinate of value. Consistent with the Original Appraisal, particular focus was placed on the P/TB approach in this analysis, since the P/E multiples do not reflect the actual impact of reinvestment and the source of the conversion funds (i.e., external funds versus deposit withdrawals). The only conversion completed during the past three months was Auburn Bancorp of Maine, which was a mutual holding company offering. Auburn Bancorp’s closing P/TB ratio on a fully-converted basis was 61.5%. In comparison to Auburn Bancorp’s closing pro forma P/TB ratio, the Bank’s P/TB ratio of 51.41% at the midpoint value reflects an implied discount of 16.4% and at the top of the

RP® Financial, LC.
Board of Directors
August 29, 2008

Table 6
Public Market Pricing
Hibernia Homestead Bank and the Comparables
As of August 29, 2008

	Market		Per Share Data
	Capitalization		Core	Book						Dividends(4)			Financial Characteristics(6)
	Price/	Market	12 Month	Value/	Pricing Ratios(3)					Amount/		Payout	Total	Equity/	Tng Eq/	NPAs/	Reported		Core
	Share(1)	Value	EPS(2)	Share	P/E	P/B	P/A	P/TB	P/Core	Share	Yield	Ratio(5)	Assets	Assets	Assets	Assets	ROA	ROE	ROA	ROE
	($)	($Mil)	($)	($)	(x)	(%)	(%)	(%)	(x)	($)	(%)	(%)	($Mil)	(%)	(%)	(%)	(%)	(%)	(%)	(%)
Hibernia Homestead Bank
Superrange	$10.00	$16.53	($0.23)	$16.81	NM	59.49%	25.61%	59.49%	NM	$0.00	0.00%	0.00%	$65	43.05%	43.05%	0.00%	-0.59%	-1.37%	-0.60%	-1.39%
Maximum	$10.00	$14.38	($0.27)	$18.04	NM	55.43%	22.93%	55.43%	NM	$0.00	0.00%	0.00%	$63	41.36%	41.36%	0.00%	-0.62%	-1.49%	-0.63%	-1.51%
Midpoint	$10.00	$12.50	($0.32)	$19.45	NM	51.41%	20.47%	51.41%	NM	$0.00	0.00%	0.00%	$61	39.80%	39.80%	0.00%	-0.64%	-1.61%	-0.65%	-1.63%
Minimum	$10.00	$10.63	($0.38)	$21.34	NM	46.86%	17.88%	46.86%	NM	$0.00	0.00%	0.00%	$59	38.15%	38.15%	0.00%	-0.67%	-1.75%	-0.68%	-1.77%

All Public Companies(7)
Averages	$11.86	$409.31	$0.06	$14.49	17.48x	85.81%	9.80%	100.16%	19.13x	$0.38	2.97%	40.95%	$3,655	11.00%	9.96%	1.76%	0.19%	1.82%	0.18%	1.71%
Medians	$10.57	$62.58	$0.46	$12.99	14.90x	82.23%	8.06%	91.13%	16.66x	$0.33	2.96%	15.10%	$878	9.43%	7.78%	0.84%	0.46%	3.95%	0.44%	3.62%

All Non-MHC State of LA(7)
Averages	$20.55	$57.11	$1.52	$22.32	19.59x	89.61%	15.44%	91.73%	17.43x	$0.60	2.26%	28.69%	$425	17.49%	17.34%	0.84%	0.64%	4.12%	0.80%	5.73%
Medians	$15.50	$70.47	$0.49	$21.35	19.59x	90.11%	9.69%	90.11%	17.43x	$0.40	2.58%	0.19%	$294	13.35%	13.35%	0.84%	0.70%	4.08%	1.08%	4.00%

Comparable Group Averages
Averages	$11.58	$35.50	$0.50	$14.16	20.17x	80.40%	10.26%	84.17%	22.49x	$0.39	3.39%	40.36%	$335	12.83%	12.37%	1.20%	0.42%	3.46%	0.42%	3.43%
Medians	$9.67	$29.05	$0.28	$11.67	18.23x	79.40%	10.09%	79.40%	21.06x	$0.24	2.71%	51.97%	$343	11.03%	10.94%	0.89%	0.41%	2.59%	0.41%	2.50%

Comparable Group
CFBK Central Federal Corp. of OH	$3.65	$15.30	$0.11	$6.19	NM	58.97%	5.49%	58.97%	33.18x	$0.20	5.48%	NM	$279	9.32%	9.32%	0.75%	0.06%	0.62%	0.17%	1.70%
CZWI Citizens Community Bancorp Inc. of WI	$7.96	$49.57	$0.24	$11.23	33.17x	70.88%	10.88%	78.42%	33.17x	$0.20	2.51%	NM	$456	15.35%	14.08%	0.61%	0.37%	1.98%	0.37%	1.98%
FFDF FFD Financial Corp. of Dover OH	$12.25	$13.11	$1.18	$17.00	9.65x	72.06%	7.29%	72.06%	10.38x	$0.66	5.39%	51.97%	$180	10.11%	10.11%	0.54%	0.78%	7.49%	0.72%	6.96%
FBSI First Bancshares, Inc. of MO	$16.80	$26.06	$0.10	$17.71	NM	94.86%	10.46%	95.73%	NM	$0.00	0.00%	0.00%	$249	11.03%	10.94%	1.56%	0.12%	1.09%	0.06%	0.58%
FCAP First Capital, Inc. of IN	$16.50	$46.35	$1.17	$16.49	12.89x	100.06%	10.25%	114.03%	14.10x	$0.72	4.36%	56.25%	$452	10.24%	9.10%	1.51%	0.80%	7.88%	0.73%	7.20%
FCLF First Clover Leaf Financial Corp. of IL	$8.90	$72.78	$0.27	$10.36	31.79x	85.91%	16.78%	98.23%	32.96x	$0.24	2.70%	NM	$434	19.53%	17.51%	0.89%	0.57%	2.59%	0.55%	2.50%
GSLA GS Financial corp. of LA	$15.50	$19.93	$0.28	$21.35	NM	72.60%	9.69%	72.60%	NM	$0.40	2.58%	NM	$206	13.35%	13.35%	1.60%	0.09%	0.61%	0.19%	1.30%
JFBI Jefferson Bancshares Inc. of TN	$8.86	$55.02	$0.22	$11.67	NM	75.92%	16.47%	75.92%	NM	$0.24	2.71%	NM	$334	21.70%	21.70%	0.23%	0.41%	1.86%	0.41%	1.86%
LSBI LSB Financial Corp. of Lafayette IN	$18.50	$28.73	$0.85	$21.93	20.79x	84.36%	8.16%	84.36%	21.76x	$1.00	5.41%	NM	$352	9.68%	9.68%	3.08%	0.40%	4.03%	0.38%	3.85%
LBCP Liberty Bancorp, Inc. of MO	$8.75	$34.58	$0.43	$11.02	18.23x	79.40%	10.09%	79.40%	20.35x	$0.10	1.14%	20.83%	$343	12.71%	12.71%	1.80%	0.56%	4.04%	0.51%	3.62%
WAYN Wayne Savings Bancshares of OH	$9.67	$29.05	$0.69	$10.82	14.65x	89.37%	7.27%	96.12%	14.01x	$0.48	4.96%	72.73%	$400	8.13%	7.60%	0.63%	0.50%	5.87%	0.52%	6.13%

(1)	Average of High/Low or Bid/Ask price per share.

(2)	EPS (estimate core basis) is based on actual trailing 12 month data, adjusted to omit non-operating items on a tax-effected basis, and is shown on a pro forma basis where appropriate.

(3)	P/E = Price to earnings; P/B = Price to book; P/A = Price to assets; P/TB = Price to tangible book value; and P/Core = Price to core earnings.

(4)	Indicated 12 month dividend, based on last quarterly dividend declared.

(5)	Indicated 12 month dividend as a percent of trailing 12 month estimated core earnings.

(6)	ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing 12 month common earnings and average common equity and total assets balances.

(7)	Excludes from averages and medians those companies the subject of actual or rumored acquisition activities or unusual operating characteristics.

Source:	Corporate reports, offering circulars, and RP Financial, LC. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

RP® Financial, LC.
Board of Directors
August 29, 2008

super range the discount narrows to 3.3% based on the Bank’s pro forma P/TB ratio of 59.49%. Among the factors that would warrant a lower P/TB ratio for the Bank include Auburn Bancorp’s more favorable earnings (core P/E multiple of 26.1 times versus a pro forma net loss for the Bank) and Auburn Bancorp maintained a significantly lower level of capital (pre-conversion equity-to-assets ratio of 6.92% versus 27.66% for the Association).
     The resulting impact of Auburn Bancorp’s lower pre-conversion level of equity on the pro forma P/TB ratio is highlighted by a comparison of Auburn Bancorp’s pro forma value relative to Hibernia Homestead’s midpoint value. While Auburn Bancorp is a larger institution than Hibernia Homestead ($65 million of assets versus $51 million of assets for Hibernia Homestead), Auburn Bancorp’s fully-converted pro forma market value at closing of $5.0 million was less than half of Hibernia Homestead’s $12.5 million midpoint value. However, due to Auburn Bancorp’s lower pre-conversion equity-to-assets ratio of 6.92% versus 27.66% for Hibernia Homestead, Auburn Bancorp’s resulting fully-converted P/TB ratio of 61.5% at the $5.0 million closing value exceeded Hibernia Homestead’s pro forma P/TB ratio of 51.41% at the $12.5 million midpoint value. As of August 29, 2008, Auburn Bancorp’s stock closed 5.0% below its IPO price.
     The most recent standard conversion offering completed, which did not include a simultaneous acquisition, was completed by Danvers Bancorp of Massachusetts on January 10, 2008. Danvers Bancorp’s closing P/TB ratio was 82.3%. In comparison to Danvers Bancorp’s closing pro forma P/TB ratio, the Bank’s P/TB ratio of 51.41% at the midpoint value reflects an implied discount of 37.5% and at the top of the super range the discount narrows to 27.7% based on the Bank’s pro forma P/TB ratio of 59.49%. In addition to the stronger market for thrift stocks at the time of Danvers Bancorp’s conversion, other factors supporting Danvers Bancorp’s higher P/TB included the significantly larger size of the offering ($171.9 million gross proceeds), Danvers Bancorp was profitable (core P/E multiple of 29.9 times) and Danvers Bancorp maintained a significantly lower level of capital (pre-conversion equity-to-assets ratio of 5.12%). As of August 29, 2008, Danvers Bancorp’s stock closed 19.6% above its IPO price.
          3. P/A Approach. P/A ratios are generally not as a reliable indicator of market value, as investors do not place significant weight on total assets as a determinant of market value. Investors place significantly greater weight on book value and earnings — which have received greater weight in our valuation analysis. At the $12.5 million midpoint value value, Hibernia Homestead’s pro forma P/A ratio equaled 20.47%. In comparison to the Peer Group’s average P/A ratio of 10.26%, Hibernia Homestead’s P/A ratio indicated a premium of 99.5% (versus a premium of 89.4% at the midpoint valuation in the Original Appraisal). In comparison to the Peer Group’s median P/A ratio of 8.81%, Hibernia Homestead’s updated P/A ratio at the midpoint indicated a premium of 102.8% (versus a premium of 136.3% at the midpoint valuation in the Original Appraisal).

RP® Financial, LC.
Board of Directors
August 29, 2008

Valuation Conclusion
          Our analysis indicates that the Bank’s estimated pro forma market value did not change from the midpoint value as set forth in the Original Appraisal. Accordingly, based on the foregoing, it is our opinion that, as of August 29, 2008, the estimated aggregate pro forma market value of the shares to be issued immediately following the conversion equaled $12,500,000 at the midpoint, equal to 1,250,000 shares offered at a per share value of $10.00. Pursuant to conversion guidelines, the 15% valuation range indicates a minimum value of $10,625,000 and a maximum value of $14,375,000. Based on the $10.00 per share offering price determined by the Board, this valuation range equates to total shares outstanding of 1,062,500 at the minimum and 1,437,500 at the maximum. In the event the appraised value is subject to an increase, the aggregate pro forma market value may be increased up to a supermaximum value of $16,531,250 without a resolicitation. Based on the $10.00 per share offering price, the supermaximum value would result in total shares outstanding of 1,653,125. The pro forma valuation calculations relative to the Peer Group are shown in Table 6 and are detailed in Exhibit 3 and Exhibit 4.

Respectfully submitted,

RP® FINANCIAL, LC.

/s/ Ronald S. Riggins
Ronald S. Riggins President and Managing Director

/s/ Gregory E. Dunn
Gregory E. Dunn Director

EXHIBITS

RP Financial, LC.
LIST OF EXHIBITS

Exhibit
Number	Description

1	Stock Prices: As of August 29, 2008

2	Peer Group Core Earnings Analysis

3	Pro Forma Analysis Sheet

4	Pro Forma Effect of Conversion Proceeds

5	Firm Qualifications Statement

EXHIBIT 1
Stock Prices
As of August 29, 2008

RP FINANCIAL, LC.
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700
Exhibit 1
Weekly Thrift Market Line — Part One
Prices As Of August 29, 2008

										Current Per Share Financials
	Market Capitalization			Price Change Data									Tangible
		Shares	Market	52 Week (1)			% Change From			Trailing	12 Mo.	Book	Book
	Price/	Outst-	Capital-			Last	Last	52 Wks	Most Rcnt	12 Mo.	Core	Value/	Value/	Assets/
Financial Institution	Share(1)	anding	ization(9)	High	Low	Week	Week	Ago(2)	Yr End(2)	EPS(3)	EPS(3)	Share	Share(4)	Share
	($)	(000)	($Mil)	($)	($)	($)	(%)	(%)	(%)	($)	($)	($)	($)	($)

Market Averages. All Public Companies (no MHC)

All Public Companies(120)	11.86	30,821	409.3	18.86	9.41	11.77	0.94	-26.94	-17.53	0.06	0.06	14.49	12.94	163.52
NYSE Traded Companies(11)	10.59	148,450	1,746.8	26.47	6.82	9.84	9.82	-46.28	-31.31	-3.13	-3.19	17.36	13.95	227.37
AMEX Traded Companies(2)	17.13	5,773	39.2	24.84	14.60	16.58	16.77	-51.40	-35.23	0.28	0.98	16.90	16.01	217.33
NASDAQ Listed OTC Companies(107)	11.88	19,992	287.8	18.02	9.56	11.86	-0.22	-24.61	-15.87	0.37	0.35	14.17	12.78	156.35
California Companies(7)	7.81	9,749	65.2	29.90	4.52	7.54	2.14	-56.32	-46.89	-3.61	-3.60	19.63	19.49	284.97
Florida Companies(5)	3.11	26,334	47.5	12.62	1.88	3.39	6.00	-73.43	-54.65	-2.14	-1.89	8.65	8.09	173.98
Mid-Atlantic Companies(34)	14.10	64,433	928.9	18.38	11.39	14.02	0.68	-12.87	-3.21	0.71	0.74	13.33	11.37	153.77
Mid-West Companies(36)	10.76	9,849	86.8	19.23	8.54	10.70	0.14	-35.98	-25.89	-0.03	-0.14	14.97	13.75	171.87
New England Companies(18)	14.26	37,584	584.8	17.02	11.57	14.15	1.53	-7.72	-0.78	0.59	0.59	15.13	12.73	129.77
North — West Companies(5)	9.82	26,973	383.5	17.74	7.73	9.67	1.00	-39.15	-28.93	0.70	0.72	12.09	10.70	100.14
South — East Companies(10)	14.12	5,458	74.0	19.91	11.51	13.88	2.12	-20.08	-12.74	0.82	0.98	16.27	15.24	148.75
South — West Companies(3)	5.04	24,418	86.7	12.34	3.61	5.05	-1.53	-48.67	-46.64	-1.37	-1.39	13.36	9.46	209.05
Western Companies (Excl CA)(2)	10.94	12,285	134.7	17.61	9.79	11.09	-1.34	-31.86	-18.04	0.96	0.88	13.04	13.04	171.89
Thrift Strategy(113)	11.69	22,674	314.2	18.37	9.32	11.61	0.54	-25.45	-16.35	0.04	0.03	14.37	12.85	160.98
Mortgage Banker Strategy(4)	6.39	186,616	1,677.5	20.71	4.50	5.91	12.60	-67.39	-49.68	-0.49	-0.55	13.87	11.22	182.25
Real Estate Strategy (l)	4.50	7,774	35.0	16.14	4.00	4.66	-3.43	-70.68	-59.64	0.26	0.23	9.21	9.21	111.90
Diversified Strategy(2)	35.70	174,768	3,240.9	43.47	26.98	35.78	1.58	-5.39	3.59	2.57	2.82	25.27	22.91	290.33
Companies Issuing Dividends (95)	12.85	28,287	425.6	19.48	10.38	12.80	0.76	-23.15	-14.21	0.47	0.46	14.71	13.06	160.13
Companies Without Dividends(25)	7.82	41,064	343.5	16.38	5.50	7.63	1.66	-42.28	-30.96	-1.59	-1.57	13.61	12.45	177.27
Equity/Assets <6%(13)	6.43	25,848	240.4	16.38	4.42	6.40	-0.24	-60.56	-50.04	-2.01	-1.97	11.28	9.94	229.67
Equity/Assets 6-12%(71)	12.74	27,656	350.5	21.65	10.18	12.64	1.59	-31.59	-20.92	0.33	0.30	15.68	14.26	194.79
Equity/Assets >12%(36)	11.97	38,764	583.1	14.21	9.61	11.90	0.07	-6.26	0.31	0.25	0.28	13.26	11.35	79.22
Actively Traded Companies(9)	16.15	97,291	1,051.9	23.57	12.69	15.99	2.82	-23.86	-15.27	0.89	0.88	16.23	14.57	206.03
Market Value Below $20 Million(15)	7.04	4,336	14.7	14.17	5.29	7.23	-1.34	-46.17	-34.51	-1.22	-1.21	12.83	11.97	158.52
Holding Company Structure(114)	11.84	32,154	427.9	19.04	9.38	11.73	1.14	-27.60	-18.16	0.04	0.04	14.57	12.99	163.62
Assets Over $1 Billion(53)	12.76	65,176	885.5	21.50	9.61	12.49	2.36	-28.52	-18.62	-0.28	-0.29	14.99	12.46	178.72
Assets $500 Million-$1 Billion(35)	11.57	6,144	63.1	18.60	9.77	11.54	1.30	-32.63	-22.63	0.22	0.20	14.64	13.59	169.78
Assets $250-$500 Million(23)	10.76	3,948	38.7	14.76	8.73	10.99	-1.87	-17.81	-8.42	0.62	0.62	13.22	12.49	136.44
Assets less than $250 Million(9)	10.71	1,855	18.5	15.69	8.74	10.66	-1.12	-20.00	-15.49	-0.05	-0.02	14.41	14.27	124.72
Goodwill Companies(77)	12.62	43,880	606.3	20.07	9.81	12.42	1.54	-29.21	-19.68	0.17	0.17	14.98	12.51	175.66
Non-Goodwill Companies(43)	10.56	8,651	74.8	16.81	8.74	10.67	-0.08	-23.09	-13.89	-0.12	-0.14	13.66	13.66	142.92
Acquirors of FSLIC Cases(4)	8.52	30,056	402.4	27.83	6.39	8.19	4.51	-43.99	-29.53	-5.19	-5.21	16.02	15.33	209.79

(1)	Average of high/low or bid/ask price per share.

(2)	Or since offering price if converted or first listed in the past 52 weeks. Percent change figures are actual year-to-date and are not annualized

(3)	EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.

(4)	Excludes intangibles (such as goodwill, value of core deposits, etc.).

(5)	ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances.

(6)	Annualized, based on last regular quarterly cash dividend announcement.

(7)	Indicated dividend as a percent of trailing twelve month earnings.

(8)	Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.

(9)	For MHC institutions, market value reflects share price multiplied by public (non-MHC) shares.

*	Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.
Source:	SNL Financial, LC. and RP Financial, LC. calculations. The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.
Copyright (c) 2008 by RP Financial, LC.

RP FINANCIAL, LC.
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700
Exhibit 1 (continued)
Weekly Thrift Market Line — Part One
Prices As Of August 29, 2008

										Current Per Share Financials
	Market Capitalization			Price Change Data									Tangible
		Shares	Market	52 Week (1)			% Change From			Trailing	12 Mo.	Book	Book
	Price/	Outst-	Capital-			Last	Last	52 Wks	MostRcnt	12 Mo.	Core	Value/	Value/	Assets/
Financial Institution	Share(1)	anding	ization(9)	High	Low	Week	Week	Ago(2)	YrEnd(2)	EPS(3)	EPS(3)	Share	Share(4)	Share
	($)	(000)	($Mil)	($)	($)	($)	(%)	(%)	(%)	($)	($)	($)	($)	($)

Market Averages. MHC Institutions

All Public Companies(41)	11.93	28,429	149.5	14.52	9.42	11.88	0.34	-9.56	-0.10	0.22	0.24	7.91	7.43	65.45
AMEX Traded Companies(1)	7.45	2,299	7.4	20.00	6.60	8.00	-6.87	-32.27	-2.99	0.43	0.43	9.06	9.06	58.55
NASDAQ Listed OTC Companies(40)	12.05	29,082	153.0	14.38	9.49	11.98	0.52	-9.00	-0.03	0.21	0.23	7.88	7.39	65.62
California Companies(1)	10.14	13,830	50.4	14.52	7.61	9.75	4.00	-25.93	0.50	0.28	0.28	6.76	6.45	62.44
Mid-Atlantic Companies(24)	11.90	23,824	128.3	14.12	9.54	11.86	0.09	-4.68	3.85	0.24	0.27	8.02	7.51	64.41
Mid-West Companies(8)	13.49	57,941	304.4	16.80	10.31	13.44	0.17	-17.50	-6.87	0.17	0.17	8.35	7.68	67.38
New England Companies(5)	10.20	13,420	63.1	11.73	8.06	10.08	1.54	-9.17	-0.07	0.22	0.21	7.58	7.25	69.02
South-East Companies(2)	9.15	12,107	34.0	14.98	6.42	9.30	-1.71	-30.90	-20.53	0.15	0.26	6.18	6.02	58.43
South-West Companies(1)	16.39	25,129	180.9	18.87	13.75	16.08	1.93	-6.24	-0.85	0.22	0.11	8.00	7.96	73.99
Thrift Strategy(41)	11.93	28,429	149.5	14.52	9.42	11.88	0.34	-9.56	-0.10	0.22	0.24	7.91	7.43	65.45
Companies Issuing Dividends(29)	12.41	27,355	145.6	15.26	9.62	12.30	0.80	-10.74	-0.44	0.27	0.29	7.78	7.25	65.95
Companies Without Dividends(12)	10.79	31,023	158.8	12.73	8.92	10.87	-0.78	-6.73	0.70	0.09	0.10	8.22	7.86	64.22
Equity/Assets 6-12%(19)	13.08	15,710	117.4	15.94	10.12	13.00	0.54	-11.77	-0.38	0.34	0.34	8.44	7.80	89.64
Equity/Assets >12%(22)	10.94	39,413	177.2	13.30	8.81	10.92	0.16	-7.66	0.13	0.12	0.15	7.45	7.11	44.55
Market Value Below $20 Million(2)	8.48	2,144	8.2	16.73	7.80	9.00	-5.89	-30.66	-12.72	0.49	0.47	10.08	9.39	103.45
Holding Company Structure(38)	12.05	29,310	155.8	14.61	9.46	12.00	0.20	-9.01	-0.03	0.23	0.25	8.02	7.51	66.93
Assets Over $1 Billion(12)	16.92	74,499	419.8	18.45	12.45	16.79	0.60	3.38	10.57	0.26	0.25	8.24	7.65	62.00
Assets $500 Million-$1 Billion(12)	10.43	12,596	52.2	12.92	8.49	10.50	-0.47	-13.68	-2.16	0.20	0.21	7.66	7.31	71.00
Assets $250-$500 Million(16)	9.60	7,383	28.5	12.44	8.02	9.47	1.19	-14.77	-6.39	0.20	0.24	7.77	7.24	64.29
Assets less than $250 Million(1)	7.45	2,299	7.4	20.00	6.60	8.00	-6.87	-32.27	-2.99	0.43	0.43	9.06	9.06	58.55
Goodwill Companies(21)	11.42	35,994	168.9	14.12	9.09	11.36	0.36	-11.20	-3.45	0.27	0.28	7.79	6.85	67.35
Non-Goodwill Companies(20)	12.48	20,485	129.1	14.94	9.76	12.43	0.31	-7.85	3.41	0.16	0.20	8.03	8.03	63.44
MHC Institutions(41)	11.93	28,429	149.5	14.52	9.42	11.88	0.34	- 9.56	-0.10	0.22	0.24	7.91	7.43	65.45

(1)	Average of high/low or bid/ask price per share.

(2)	Or since offering price if converted or first listed in the past 52 weeks. Percent change figures are actual year-to-date and are not annualized

(3)	EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.

(4)	Excludes intangibles (such as goodwill, value of core deposits, etc.).

(5)	ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances.

(6)	Annualized, based on last regular quarterly cash dividend announcement.

(7)	Indicated dividend as a percent of trailing twelve month earnings.

(8)	Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.

(9)	For MHC institutions, market value reflects share price multiplied by public (non-MHC) shares.

*	Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.
Source:	SNL Financial, LC. and RP Financial, LC. calculations. The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.
Copyright (c) 2008 by RP Financial, LC.

RP FINANCIAL, LC.
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700
Exhibit 1 (continued)
Weekly Thrift Market Line — Part One
Prices As Of August 29, 2008

											Current Per Share Financials
		Market Capitalization			Price Change Data									Tangible
			Shares	Market				% Change From			Trailing	12 Mo.	Book	Book
		Price/	Outst-	Capital-	52 Week (1)		Last	Last	52 Wks	MostRcnt	12 Mo.	Core	Value/	Value/	Assets/
Financial Institution		Share (1)	anding	ization (9)	High	Low	Week	Week	Ago (2)	YrEnd (2)	EPS (3)	EPS (3)	Share	Share (4)	Share
		($)	(000)	($ Mil)	($)	($)	($)	(%)	(%)	(%)	($)	($)	($)	($)	($)

NYSE Traded Companies
AF	Astoria Financial Corp. of NY*	21.85	95,936	2,096.2	29.99	16.65	20.66	5.76	-16.60	-6.10	1.22	1.34	12.76	10.83	225.36
BFF	BFC Financial Corp. or FL(8)*	0.72	45,229	32.6	3.48	0.45	0.49	46.94	-77.50	-52.32	-0.17	-0.34	3.60	2.06	157.17
BBX	BankAtlantic Bancorp Inc of FL*	1.86	56,133	104.4	9.60	0.81	1.40	32.86	-78.32	-54.63	-1.47	-1.52	7.27	5.93	116.06
DSL	Downey Financial Corp. of CA*	2.18	27,854	60.7	63.17	1.06	2.01	8.46	-96.01	-92.99	-21.50	-21.64	30.84	30.84	453.52
FED	FirstFed Financial Corp. of CA*	15.70	13,685	214.9	58.74	2.91	12.60	24.60	-68.99	-56.17	-5.40	-5.41	40.26	40.24	524.53
FBC	Flagstar Bancorp, Inc. of MI*	4.43	72,337	320.5	13.22	2.63	4.49	-1.34	-63.39	-36.44	-0.79	-1.70	10.42	10.42	201.92
GFG	Guaranty Financial Group of TX*	4.79	44,631	213.8	16.78	2.96	4.52	5.97	-68.07	-70.06	-2.66	-2.66	17.61	13.85	359.19
NYB	New York Community Bcrp of NY*	16.49	343,654	5,666.9	20.70	14.44	15.75	4.70	-6.31	-6.20	0.28	0.53	12.48	5.10	90.45
NAL	NewAlliance Bancshares of CT*	13.71	107,955	1,480.1	15.53	9.50	13.32	2.93	-8.29	19.01	0.40	0.42	13.03	7.70	76.53
PFS	Provident Fin. Serv. Inc of NJ*	15.25	59,675	910.0	17.99	11.62	15.18	0.46	-9.98	5.76	0.63	0.58	16.77	8.06	106.57
SOV	Sovereign Bancorp, Inc. of PA*	9.66	662,641	6,401.1	18.98	5.58	8.49	13.78	-46.86	-15.26	-2.01	-1.85	12.13	6.48	119.52

AMEX Traded Companies
FDT	Federal Trust Corp. of FL*	0.85	9,436	8.0	5.68	0.30	0.65	30.77	-82.33	-58.94	-1.87	-1.82	2.32	2.32	66.56
GOV	Gouverneur Bcp MHC of NY(43.0)	7.45	2,299	7.4	20.00	6.60	8.00	-6.87	-32.27	-2.99	0.43	0.43	9.06	9.06	58.55
TSH	Teche Hiding Cp of N Iberia LA*	33.40	2,110	70.5	44.00	28.90	32.50	2.77	-20.48	-11.52	2.44	3.78	31.47	29.69	368.09

NASDAQ Listed OTC Companies
ABBC	Abington Bancorp, Inc. of PA*	9.89	24,450	241.8	10.98	8.44	9.92	-0.30	2.17	5.21	0.32	0.33	10.13	10.13	45.29
ALLB	Alliance Bank MHC of PA (43.6)	8.50	7,031	26.1	9.75	6.89	8.50	0.00	0.24	16.28	0.05	0.13	7.00	7.00	59.15
ASBI	Ameriana Bncp of New Castle IN*	9.00	2,989	26.9	10.40	7.01	8.56	5.14	-1.10	5.88	0.67	0.64	11.01	10.73	151.83
ABNJ	American Bncrp of NJ Inc of NJ*	10.57	10,948	115.7	11.32	9.50	10.40	1.63	-3.21	4.34	0.04	0.04	8.30	8.30	57.61
ABCW	Anchor BanCorp Wisconsin of WI*	7.68	21,481	165.0	29.10	5.50	7.23	6.22	-71.76	-67.35	1.25	1.00	16.00	12.38	230.41
ACFC	Atl Cst Fed Cp of GA MHC(35.9)	7.90	13,558	38.7	15.50	4.69	8.14	-2.95	-42.42	-33.50	0.03	0.21	6.41	6.19	71.10
BCSB	BCSB Bancorp, Inc. of MD*	10.96	3,121	34.2	19.36	10.00	11.00	-0.36	-35.91	-7.98	0.04	0.04	16.06	15.28	191.66
BKMU	Bank Mutual Corp of WI*	12.05	48,202	580.8	12.32	9.60	12.00	0.42	0.67	14.00	0.36	0.34	8.55	7.41	73.68
BFIN	BankFinancial Corp. of IL*	14.92	21,913	326.9	16.67	12.70	14.80	0.81	-5.57	-5.69	0.04	0.40	13.15	11.81	66.48
BKUNA	BankUnited Fin. Corp. of FL*	1.19	35,656	42.4	19.69	0.35	1.61	-26.09	-92.85	-82.75	-5.70	-4.70	15.89	15.09	395.99
BFED	Beacon Federal Bancorp of NY*	10.00	7,396	74.0	12.26	9.20	9.97	0.30	0.00	0.00	0.42	0.51	14.83	14.83	133.54
BNCL	Beneficial Mut MHC of PA(44.3)	11.60	82,264	423.1	12.28	8.73	11.80	-1.69	24.73	19.34	0.12	0.08	7.51	5.85	45.56
BFBC	Benjamin Frkln Bncrp Inc of MA*	12.00	7,666	92.0	14.98	11.25	11.95	0.42	-10.11	-8.61	0.59	0.57	13.84	9.14	126.15
BHLB	Berkshire Hills Bancorp of MA*	26.60	10,385	276.2	33.00	19.50	27.77	-4.21	-12.61	2.31	1.52	1.87	31.78	14.36	245.25
BOFI	Bofi Holding, Inc. Of CA*	6.28	8,300	52.1	8.19	5.20	6.28	0.00	-13.74	-12.17	0.47	0.41	8.95	8.95	143.88
BYFC	Broadway Financial Corp. of CA*	8.30	1,755	14.6	11.20	3.50	8.90	-6.74	-19.81	-4.49	1.11	1.09	11.68	11.68	222.54
BRKL	Brookline Bancorp, Inc. of MA*	10.28	58,369	600.0	12.84	8.76	10.10	1.78	-17.76	1.18	0.25	0.26	8.67	7.83	42.74
BFSB	Brooklyn Fed MHC of NY (30.0)	15.00	13,089	59.6	15.66	11.65	14.39	4.24	5.56	13.46	0.41	0.42	6.59	6.59	34.62
CITZ	CFS Bancorp, Inc of Munster IN*	9.75	10,668	104.0	14.94	8.10	8.70	12.07	-31.67	-33.63	0.32	0.32	11.70	11.58	103.37
CMSB	CMS Bancorp Inc of W Plains NY*	9.65	1,802	17.4	11.00	8.25	10.00	-3.50	-9.39	-6.76	-0.25	-0.25	12.59	12.59	101.41
CBNJ	Cape Bancorp, Inc. of NJ*	9.20	13,314	122.5	10.15	8.63	9.22	-0.22	-8.00	-8.00	0.04	0.05	13.72	9.56	87.05
CFFN	Capitol Fd Fn MHC of KS (29.5)	43.72	74,068	956.2	44.80	27.63	43.40	0.74	25.02	41.03	0.56	0.56	11.66	11.66	106.55
CARV	Carver Bancorp, Inc. of NY*	7.39	2,479	18.3	16.85	7.01	7.20	2.64	-54.69	-45.50	1.42	1.17	21.96	19.19	318.16
CEBK	Central Bncrp or Somerville MA*	13.00	1,640	21.3	25.00	8.50	11.99	8.42	-44.82	-35.48	0.99	0.74	23.25	21.89	344.07
CFBK	Central Federal Corp. of OH*	3.65	4,193	15.3	6.75	3.07	3.80	-3.95	-41.51	-5.44	0.04	0.11	6.19	6.19	66.45
CHEV	Cheviot Fin Cp MHC of OH(38.8)	8.70	8,892	30.1	12.89	6.74	8.32	4.57	-27.44	-8.52	0.11	0.11	7.60	7.60	36.74
CBNK	Chicopee Bancorp, Inc. of MA*	13.38	6,787	90.8	14.31	10.70	13.15	1.75	-6.30	3.32	0.11	0.08	14.52	14.52	75.95
CZWI	Citizens Comm Bncorp Inc of WI*	7.96	6,227	49.6	9.65	7.00	7.75	2.71	-9.44	-9.24	0.24	0.24	11.23	10.15	73.18
CTZN	Citizens First Bancorp of MI*	4.40	7,922	34.9	20.13	3.64	4.18	5.26	-77.44	-64.14	-0.65	-0.70	20.23	18.72	261.35
CSBC	Citizens South Bnkg Corp of NC*	7.97	7,524	60.0	12.99	7.11	7.87	1.27	-37.24	-21.32	0.60	0.59	10.96	6.88	107.90
CSBK	Clifton Svg Bp MHC of NJ(38.5)	11.02	26,894	115.9	11.96	9.10	11.22	-1.78	-2.22	12.45	0.11	0.11	6.25	6.25	34.06
COBK	Colonial Bank MHC of NJ (45.1)	10.98	4,435	22.1	12.15	8.52	10.50	4.57	-10.29	8.18	0.28	0.33	8.75	8.75	113.26
CFFC	Community Fin. Corp. of VA*	7.85	4,346	34.1	11.19	6.03	6.70	17.16	-28.64	-12.68	0.87	0.87	8.95	8.95	113.89
DNBK	Danvers Bancorp, Inc. of MA*	11.96	17,843	213.4	12.15	9.40	12.00	-0.33	19.60	19.60	-0.12	-0.18	12.85	12.82	84.48
DCOM	Dime Community Bancshars of NY*	16.42	34,086	559.7	19.31	11.45	16.22	1.23	17.71	28.58	0.74	0.74	8.05	6.41	109.78
ESBF	ESB f inancial Corp. of pa*	10.68	12,238	130.7	11.31	8.50	10.25	4.20	4.60	6.80	0.72	0.76	10.29	6.72	157.09
ESSA	ESSA Bancorp, Inc. of PA*	13.38	16,788	224.6	13.57	9.56	13.45	-0.52	19.57	18.93	0.42	0.42	12.38	12.38	58.66
ESBK	Elmira Svgs Bank, FSB of NY*	13.06	1,918	25.0	20.89	10.02	13.50	-3.26	-28.20	-26.71	0.80	0.49	15.79	8.77	241.88
FFDF	FFD Financial Corp of Dover OH*	12.25	1,070	13.1	17.50	11.35	13.25	-7.55	-19.93	-15.52	1.27	1.18	17.00	17.00	168.13
FFCO	FedFirst Fin MHC of PA (43.9)	5.70	6,397	16.2	9.45	5.35	5.75	-0.87	-38.04	-36.81	-0.09	-0.11	6.39	6.22	52.47
FSBI	Fidelity Bancorp, Inc. of PA*	10.78	3,025	32.6	17.74	9.50	11.15	-3.32	-32.63	-17.46	1.33	1.37	14.93	14.03	239.29
FABK	First Advantage Bancorp of TN*	11.20	4,781	53.5	12.97	9.70	11.25	-0.44	12.00	5.56	0.19	0.16	16.48	16.48	69.16
FBTC	First BancTrust Corp of IL*	8.95	2,186	19.6	11.40	6.53	9.25	-3.24	-19.22	-15.88	0.64	0.52	12.44	11.90	156.72

RP FINANCIAL, LC.
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700
Exhibit 1 (continued)
Weekly Thrift Market Line — Part One
Prices As Of August 29, 2008

											Current Per Share Financials
		Market Capitalization			Price Change Data									Tangible
			Shares	Market	52 Week (1)			% Change From			Trailing	12 Mo.	Book	Book
		Price/	Outst-	Capital-			Last	Last	52 Wks	MostRcnt	12 Mo.	Core	Value/	Value/	Assets/
Financial Institution		Share(1)	anding	ization(9)	High	Low	Week	Week	Ago (2)	YrEnd (2)	EPS (3)	EPS (3)	Share	Share(4)	Share
		($)	(000)	($Mil)	($)	($)	($)	(%)	(%)	(%)	($)	($)	($)	($)	($)

NASDAQ Listed OTC Companies (continued)
FBSI	First Bancshares, Inc. of MO*	16.80	1, 551	26.1	18.40	11.57	15.45	8.74	3.38	-1.00	0.19	0.10	17.71	17.55	160.55
FCAP	First Capital, Inc. of IN*	16.50	2,809	46.3	17.15	12.84	16.49	0.06	-0.66	0.00	1.28	1.17	16.49	14.47	160.99
FCLF	First Clover Leaf Fin Cp of IL*	8.90	8,177	72.8	11.62	8.16	8.74	1.83	-17.82	-12.32	0.28	0.27	10.36	9.06	53.04
FCFL	First Community Bk Corp of FL*	8.55	4,111	35.1	15.51	6.05	9.89	-13.55	-40.21	-22.27	0.50	0.48	9.13	9.03	117.29
FDEF	First Defiance Fin. Corp of OH*	16.39	8,118	133.1	29.00	14.05	14.25	15.02	-38.61	-25.57	1.58	1.39	23.87	15.83	237.52
FFNM	First Fed of N. Michigan of MI*	4.90	2,884	14.1	9.17	4.50	6.50	-24.62	-37.58	-33.33	-0.60	-0.61	11.08	10.04	86.03
FFBH	First Fed. Bancshares of AR*	7.69	4,848	37.3	19.50	6.67	7.94	-3.15	-56.80	-45.46	0.63	0.71	15.32	15.32	169.24
FFSX	First Federal Bankshares of IA*	6.01	3,304	19.9	17.99	1.85	5.55	8.29	-66.33	-57.22	-6.17	-5.96	9.69	9.68	170.98
FFNW	First Fin NW, Inc of Renton WA*	10.17	22,853	232.4	11.95	8.78	10.08	0.89	1.70	3.35	-0.04	-0.07	13.74	13.12	52.34
FFCH	First Fin. Holdings Inc. of SC*	21.84	11,674	255.0	33.99	15.12	22.33	-2.19	-31.13	-20.35	1.84	1.75	16.10	12.64	250.47
FFHS	First Franklin Corp. of OH*	8.00	1,681	13.4	15.72	4.51	9.00	-11.11	-38.51	-20.00	-0.34	-0.43	14.49	14.49	188.96
FKFS	First Keystone Fin., Inc of PA*	10.25	2,433	24.9	14.01	7.73	10.00	2.50	-22.64	8.35	0.32	0.30	13.91	13.91	213.51
FNFG	First Niagara Fin. Group of NY*	14.96	109,722	1,641.4	15.59	9.98	14.80	1.08	4.54	24.25	0.77	0.67	13.06	5.69	82.64
FPTB	First PacTrust Bancorp of CA*	12.30	4,310	53.0	26.35	10.44	12.75	-3.53	-46.34	-32.45	0.11	0.15	18.80	18.80	191.34
FPFC	First Place Fin. Corp. of OH*	10.16	16,973	172.4	19.89	8.50	10.18	-0.20	-43.84	-27.38	0.64	0.63	18.79	12.48	196.84
FFIC	Flushing Fin. Corp. of NY*	17.39	21,586	375.4	20.31	12.51	17.38	0.06	4.89	8.35	1.10	1.37	11.10	10.23	165.53
FXCB	Fox Chase Bncp MHC of PA(43.1)	12.15	14,224	75.0	13.25	9.67	12.78	-4.93	-0.16	6.58	0.10	0.10	8.51	8.51	59.80
FBTX	Franklin Bank Corp of TX*	0.57	25,369	14.5	9.86	0.40	0.62	-8.06	-94.03	-86.77	-1.78	-1.84	12.86	4.91	225.57
GSLA	GS Financial Corp. of LA*	15.50	1,286	19.9	19.50	12.00	14.06	10.24	-18.34	-18.16	0.13	0.28	21.35	21.35	159.90
GCBC	Green Co Bcrp MHC of NY (43.9)	13.25	4,096	23.9	14.51	10.50	12.71	4.25	1.45	9.96	0.66	0.66	8.85	8.85	92.68
HFFC	HF Financial Corp. of SD*	15.36	3,952	60.7	18.03	12.15	14.90	3.09	-6.97	1.39	1.36	1.13	16.58	15.33	270.21
HMNF	HMN Financial, Inc. of MN*	13.75	4,168	57.3	31.90	13.51	14.12	-2.62	-53.36	-43.99	1.20	1.06	22.81	22.81	258.20
HBNK	Hampden Bancorp, Inc. of MA*	10.43	7.950	82.9	11.30	9.11	10.30	1.26	1.86	4.40	0.21	0.18	13.05	13.05	65.96
HARL	Harleysville Svgs Fin Cp of PA*	12.80	3,554	45.5	14.99	10.55	12.69	0.87	-10.49	2.40	1.02	1.07	12.94	12.94	232.04
HWFG	Harrington West Fncl Grp of CA*	3.55	6,131	21.8	16.50	2.40	3.75	-5.33	-76.71	-68.44	-0.37	0.01	6.83	5.84	196.00
HBOS	Heritage Fn Gp MHC of GA(26.4)	10.40	10,656	29.3	14.46	8.15	10.45	-0.48	-19.38	-7.56	0.27	0.30	5.95	5.85	45.76
HIFS	Hingham Inst. for Sav. of MA*	30.00	2,122	63.7	32.99	26.72	30.96	-3.10	0.00	1.21	2.43	2.43	26.76	26.76	366.82
HOME	Home Federal Bancorp Inc of ID*	11.00	17,348	190.8	12.92	9.65	10.86	1.29	-14.73	9.56	0.24	0.21	11.73	11.73	42.77
HFBC	HopFed Bancorp, Inc. of KY*	11.85	3,584	42.5	15.50	11.01	11.50	3.04	-23.55	-19.61	1.32	1.16	15.76	13.74	230.80
HCBK	Hudson City Bancorp, Inc of NJ*	18.44	519,478	9,579.2	19.78	13.28	18.01	2.39	29.31	22.77	0.68	0.68	9.07	8.76	94.64
IFSB	Independence FSB of DC*	5.68	1,552	8.8	10.30	4.31	5.68	0.00	-43.76	-12.62	-1.47	-1.37	6.64	6.64	99.50
ISBC	Investors Bcrp MHC of NJ(41.6)	14.63	109,011	656.9	15.80	12.37	14.70	-0.48	4.43	3.47	0.16	0.16	7.60	7.60	58.89
JXSB	Jcksnville Bcp MHC of IL(47.7)	9.50	1,988	9.0	13.45	9.00	9.99	-4.90	-29.05	-22.45	0.55	0.51	11.09	9.72	148.34
JFBI	Jefferson Bancshares Inc of TN*	8.86	6,210	55.0	11.72	8.17	9.45	-6.24	-17.66	-12.28	0.22	0.22	11.67	11.67	53.78
KFED	K-Fed Bancorp MHC of CA (35.9)	10.14	13,830	50.4	14.52	7.61	9.75	4.00	-25.93	0.50	0.28	0.28	6.76	6.45	62.44
KFFB	KY Fst Fed Bp MHC of KY (41.6)	9.52	8,003	32.0	10.24	9.25	9.70	-1.86	-3.74	-3.84	0.10	0.10	7.54	5.66	31.68
KRNY	Kearny Fin Cp MHC of NJ (27.9)	13.89	70,459	273.8	14.00	9.94	13.38	3.81	3.43	16.62	0.08	0.08	6.77	5.61	29.24
LSBX	LSB Corp of No. Andover MA*	14.75	4,455	65.7	17.50	12.42	15.08	-2.19	-7.87	-7.81	0.89	1.01	13.26	13.26	160.00
LSBI	LSB Fin. Corp. of Lafayette IN*	18.50	1,553	28.7	25.98	14.50	19.50	-5.13	-19.57	-3.65	0.89	0.85	21.93	21.93	226.65
LPSB	LaPorte Bancrp MHC of IN(47.3)	6.40	4.783	16.1	10.06	6.20	6.50	-1.54	-36.00	-5.19	0.08	0.18	9.69	7.61	76.43
LSBK	Lake Shore Bnp MHC of NY(43.1)	9.25	6,368	25.5	10.85	6.34	9.00	2.78	-13.55	7.43	0.15	0.33	8.25	8.25	60.86
LEGC	Legacy Bancorp, Inc. of MA*	13.79	8,940	123.3	14.75	10.45	13.18	4.63	-5.48	4.00	0.15	0.13	14.35	12.95	103.48
LBCP	Liberty Bancorp, Inc. of MO*	8.75	3,952	34.6	11.05	4.50	8.30	5.42	-20.02	-14.63	0.48	0.43	11.02	11.02	86.73
LABC	Louisiana Bancorp, Inc. of LA*	12.75	6,346	80.9	13.33	9.85	12.79	-0.31	17.51	21.54	0.50	0.49	14.15	14.15	46.30
MSBF	MSB Fin Corp MHC of NJ (45.0)	10.50	5,619	26.5	11.29	9.16	10.68	-1.69	3.96	9.95	0.12	0.12	7.80	7.80	54.10
MGYR	Magyar Bancorp MHC of NJ(44.7)	9.15	5,772	23.7	11.63	8.25	9.50	-3.68	-16.82	-14.08	0.03	0.03	8.51	8.51	88.37
MLVF	Malvern Fed Bncp MHC PA(45.0)	10.50	6,153	29.1	11.20	10.21	10.50	0.00	5.00	5.00	0.10	0.10	11.35	11.35	98.41
MASB	MassBank Corp. of Reading MA(8)*	39.81	4,233	168.5	39.96	33.80	39.85	-0.10	17.78	9.31	0.95	1.36	24.85	24.59	184.98
MFLR	Mayflower Bancorp, Inc. of MA*	9.85	2,093	20.6	13.77	9.00	9.00	9.44	-10.45	-17.92	0.50	0.39	9.50	9.49	116.46
EBSB	Meridian Fn Serv MHC MA (45.0)	9.64	23,000	99.8	10.40	8.21	9.67	-0.31	-3-60	-3.60	-0.12	-0.13	8.64	8.64	46.92
CASH	Meta Financial Group of IA*	19.00	2,599	49.4	42.00	15.86	19.80	-4.04	-52.68	-53.85	2.02	0.41	19.01	18.22	300.78
MFSF	MutualFirst Fin. Inc. of IN*	10.56	4,118	43.5	19.44	9.28	10.45	1.05	-39.45	-24.25	1.07	1.01	21.07	17.39	233.15
NASB	NASB Fin, Inc. of Grandview MO*	26.47	7,868	208.3	37.53	15.15	24.21	9.33	-24.37	0.34	1.46	0.38	19.42	19.06	199.69
NECB	NE Comm Bncrp MHC of NY (45.0)	10.10	13,225	60.1	12.89	9.54	10.10	0.00	-3.16	-14.62	0.16	0.16	8.29	8.14	28.80
NHTB	NH Thrift Bancshares of NH*	9.70	5,748	55.8	15.83	9.01	9.90	-2.02	-36.44	-21.77	0.91	0.87	12.87	7.63	145.74
NVSL	Naug Vlly Fin MHC of CT (41.6)	9.00	7,044	26.8	11.09	7.75	8.40	7.14	-18.03	-5.26	0.27	0.25	6.92	6.90	71.70
NFSB	Newport Bancorp, Inc. of RI*	12.05	4,422	53.3	13.25	10.01	12.20	-1.23	-1.23	2.12	0.10	0.10	12.90	12.90	90.57
FFFD	North Central Bancshares of IA*	19.75	1,343	26.5	39.50	18.80	20.00	-1.25	-50.00	-38.28	1.32	2.29	30.55	26.87	368.60
NFBK	Northfield Bcp MHC of NY(45.0)	12.09	44,803	243.7	12.20	9.45	12.05	0.33	20.90	11.74	0.29	0.35	8.34	7.96	35.51
NWSB	Northwest Bcrp MHC of PA(37.0)	27.74	48,468	497.0	30.16	20.05	27.31	1.57	-3.95	4.40	1.08	1.15	12.85	9.12	142.70
OSHC	Ocean Shr Hldg MHC of NJ(42.9)	10.00	8,336	35.8	11.99	8.20	10.22	-2.15	-9.91	1.01	0.42	0.45	7.62	7.62	78.92
OCFC	OceanFirst Fin. Corp of NJ*	18.05	12,365	223.2	22.14	14.05	17.82	1.29	5.00	14.17	1.11	1.04	10.06	10.06	151.58
ONFC	Oneida Financl MHC of NY(44.6)	9.50	7,785	33.0	12.42	8.71	10.00	-5.00	-20.17	-1.14	0.40	0.35	7.31	4.05	70.54
ORIT	Oritani Fin Cp MHC of NJ(32.0)	16.86	40,187	218.8	17.23	10.78	16.58	1.69	9.41	37.07	0.22	0.24	6.94	6.94	35.91
OSBK	Osage Bancshares, Inc. of OK*	9.75	3,254	31.7	10.38	7.47	10.00	-2.50	16.07	16.91	0.34	0.33	9.62	9.62	42.40

RP FINANCIAL, LC.
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700
Exhibit 1 (continued)
Weekly Thrift Market Line — Part One
Prices As Of August 29, 2008

											Current Per Share Financials
		Market Capitalization			Price Change Data									Tangible
			Shares	Market				% Change From			Trailing	12 Mo.	Book	Book
		Price/	Outst-	Capital-	52 Week (1)		Last	Last	52 Wks	MostRcnt	12 Mo.	Core	Value/	Value/	Assets/
Financial Institution		Share(1)	anding	ization(9)	High	Low	Week	Week	Ago(2)	YrEnd(2)	EPS (3)	EPS(3)	Share	Share(4)	Share
		($)	(000)	($Mil)	($)	($)	($)	(%)	(%)	(%)	($)	($)	($)	($)	($)
NASDAQ Listed OTC Companies (continued)
PSBH	PSB Hldgs Inc MHC of CT (42.9)	8.30	6,529	23.2	10.57	7.57	8.25	0.61	-13.54	-7.68	0.47	0.43	7.52	6.33	75.74
PVFC	PVF Capital Corp. of Solon OH*	4.50	7,774	35.0	16.14	4.00	4.66	-3.43	-70.68	-59.64	0.26	0.23	9.21	9.21	111.90
PBCI	Pamrapo Bancorp, Inc. of NJ*	13.75	4,976	68.4	22.29	13.02	13.99	-1.72	-24.03	-31.93	0.79	0.79	11.73	11.73	121.26
PFED	Park Bancorp of Chicago IL*	12.00	1,200	14.4	31.20	10.20	12.04	-0.33	-60.00	-51.02	-0.56	-0.21	24.18	24.18	188.09
PVSA	Parkvale Financial Corp of PA*	22.25	5,482	122.0	30.00	21.46	22.25	0.00	-23.91	-19.82	2.34	2.68	24.01	18.48	337.72
PBHC	Pathfinder BC MHC of NY (36.3)	10.10	2,484	9.1	16.55	6.89	9.50	6.32	-8.01	-1.46	0.57	0.55	8.51	6.97	139.41
PCBI	Peoples Community Bcrp. of OH*	1.96	4,845	9.5	18.38	1.55	2.02	-2.97	-87.09	-86.04	-9.83	-9.96	8.04	7.32	158.82
PBCT	Peoples United Financial of CT*	17.92	343,400	6,153.7	18.60	13.92	17.06	5.04	1.47	0.67	0.47	0.56	15.18	10.69	59.38
PROV	Provident Fin. Holdings of CA*	6.34	6,208	39.4	25.17	6.10	6.50	-2.46	-72.63	-61.48	0.28	0.17	20.07	20.07	262.99
PBNY	Provident NY Bncrp, Inc. of NY*	13.84	39,839	551.4	14.86	9.91	13.35	3.67	-1.00	7.12	0.56	0.55	10.07	5.82	71.55
PBIP	Prudential Bncp MHC PA (37.7)	10.44	11,070	43.6	13.75	10.00	10.06	3.78	-21.50	-16.14	-0.28	0.05	6.37	6.37	43.50
PULB	Pulaski Fin Cp of St. Louis MO*	9.70	10,198	98.9	14.56	7.57	10.18	-4.72	-31.88	-3.00	0.91	0.57	8.47	8.04	126.55
RPFG	Rainier Pacific Fin Grp of WA*	7.35	6,359	46.7	17.20	6.29	7.04	4.40	-55.64	-50.37	0.70	0.65	11.88	11.36	136.91
RIVR	River Valley Bancorp of IN*	13.50	1,640	22.1	20.00	12.50	14.30	-5.59	-26.03	-5.59	1.42	1.30	15.57	15.55	215.06
RVSB	Riverview Bancorp, Inc. of WA*	6.51	10,924	71.1	15.82	4.52	6.50	0.15	-56.34	-43.64	0.60	0.58	8.43	6.04	80.99
RCKB	Rockville Fin MHC of CT (44.1)	14.47	18,715	121.9	15.33	9.75	14.60	-0.89	1.19	18.61	0.36	0.39	8.23	8.18	77.88
ROMA	Roma Fin Corp MHC of NJ (27.9)	15.19	31,308	132.5	18.00	12.15	15.50	-2.00	-11.38	-3.19	0.19	0.19	6.98	6.96	30.51
ROME	Rome Bancorp, Inc. of Rome NY*	10.80	7,334	79.2	12.41	9.50	10.71	0.84	-9.24	-6.66	0.40	0.40	8.79	8.79	44.70
SIFI	SI Fin Gp Inc MHC of CT (38.6)	9.60	11,813	44.0	11.27	7.01	9.49	1.16	-11.85	-2.44	0.13	0.12	6.58	6.22	72.87
SVBI	Severn Bancorp, Inc. of MD*	6.11	10,067	61.5	13.90	5.51	6.01	1.66	-55.88	-36.95	0.84	0.83	9.72	9.69	95.39
SUPR	Superior Bancorp of AL(8)*	6.72	10,056	67.6	39.12	5.41	5.84	15.07	-82.28	-68.72	0.49	0.14	34.68	16.24	302.26
THRD	TF Fin. Corp. of Newtown PA*	21.56	2,802	60.4	29.16	18.96	21.50	0.28	-20.41	-12.50	1.74	1.68	24.65	23.03	256.81
TFSL	TFS Fin Corp MHC of OH (31.7)	12.22	326,636	1,285.5	13.20	9.39	11.87	2.95	5.53	2.35	0.17	0.15	5.99	5.96	31.72
TONE	TierOne Corp. of Lincoln NE*	5.65	18,036	101.9	28.17	2.48	5.51	2.54	-74.58	-74.49	-5.43	-5.43	15.07	14.74	179.32
TSBK	Timberland Bancorp, Inc. of WA*	7.84	6,901	54.1	16.28	5.90	8.24	-4.85	-50.38	-35.63	0.70	0.91	10.84	9.87	96.18
TRST	TrustCo Bank Corp NY of NY*	9.78	75,675	740.1	11.50	6.81	9.88	-1.01	-11.41	-1.41	0.49	0.48	3.16	3.16	46.11
UCBA	United Com Bncp MHC IN (41.1)	7.99	7,903	26.0	12.67	5.01	7.69	3.90	-34.02	-35.04	-0.18	-0.16	6.89	6.89	48.43
UCFC	United Community Fin. of OH*	3.61	30,052	108.5	8.74	2.90	3.64	-0.82	-50.07	-34.60	0.08	-0.02	8.96	7.81	91.41
UBNK	United Financial Bncrp of MA*	12.79	17,764	227.2	13.00	9.99	12.52	2.16	7.57	15.23	0.37	0.38	12.76	12.74	68.35
UWBK	United Western Bncp, Inc of CO*	10.87	7,222	78.5	22.30	9.92	11.32	-3.98	-48.99	-45.65	1.67	1.54	14.34	14.34	301.01
VPFG	Viewpoint Finl MHC of TX(43.8)	16.39	25,129	180.9	18.87	13.75	16.08	1.93	-6.24	-0.85	0.22	0.11	8.00	7.96	73.99
WSB	WSB Holdings, Inc. of Bowie MD*	5.00	7,600	38.0	7.50	4.20	5.50	-9.09	-23.08	-4.76	0.21	0.14	8.07	8.07	59.65
WSFS	WSFS Financial Corp. of DE*	53.47	6,135	328.0	68.33	40.04	54.49	-1.87	-12.26	6.51	4.66	5.08	35.35	35.12	521.28
WVFC	WVS Financial Corp. of PA*	15.95	2,226	35.5	17.19	15.80	16.25	-1.85	-2.74	-2.92	1.79	1.79	14.33	14.33	197.13
WFSL	Washington Federal, Inc. of WA*	17.23	87,829	1,513.3	27.44	13.17	16.50	4.42	-35.10	-18.38	1.54	1.54	15.58	13.09	134.30
WSBF	Waterstone Fin MHC of WI(26.2)	9.83	31,251	80.6	17.09	9.29	10.08	-2.48	-40.28	-23.32	-0.04	-0.11	6.36	6.36	59.15
WAYN	Wayne Savings Bancshares of OH*	9.67	3,004	29.0	13.00	8.50	9.99	-3.20	-24.51	-11.04	0.66	0.69	10.82	10.06	133.04
WFD	Westfield Fin. Inc. of MA*	10.22	31,383	320.7	10.59	8.43	10.10	1.19	-0.29	5.36	0.28	0.29	8.72	8.72	34.08
WFBC	Willow Financial Bcp Inc of PA(8)*	9.92	15,668	155.4	12.65	6.00	9.82	1.02	-19.48	18.24	-2.44	-2.54	10.06	5.46	101.13

RP FINANCIAL, LC.
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700
Exhibit 1
Weekly Thrift Market Line — Part Two
Prices As Of August 29, 2008

	Key Financial Ratios										Pricing Ratios					Dividend Data(6)
		Tang.						Asset Quality Ratios						Price/	Price/	Ind.	Divi-
	Equity/	Equity/	Reported Earnings			Core Earnings		NPAs	Resvs/	Resvs/	Price/	Price/	Price/	Tang.	Core	Div./	dend	Payout
Financial Institution	Assets	Assets	ROA(5)	ROE(5)	ROI(5)	ROA(5)	ROE(5)	Assets	NPAs	Loans	Earning	Book	Assets	Book	Earnings	Share	Yield	Ratio(7)
	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(X)	(%)	(%)	(%)	(x)	($)	(%)	(%)
Market Averages. All Public Companies (no MHCs)

All Public Companies (120)	11.00	9.96	0.19	1.82	4.32	0.18	1.71	1.76	112.35	1.15	17.48	85.81	9.80	100.16	19.13	0.38	2.97	40.95
NYSE Traded Companies(11)	9.32	6.44	-0.74	-9.87	-4.05	-0.74	-10.44	3.51	96.91	2.07	25.46	72.05	7.68	119.60	26.59	0.28	1.87	69.92
AMEX Traded Companies(2)	6.02	5.80	-0.93	-19.02	7.31	-0.71	-16.30	10.98	24.00	2.07	13.69	71.39	5.18	74.57	8.84	0.70	2.10	57.38
NASDAQ Listed OTC Companies(107)	11.26	10.38	0.30	3.36	4.79	0.29	3.24	1.45	115.20	1.04	17.21	87.41	10.09	98.78	18.87	0.38	3.09	39.75
California Companies(7)	6.70	6.63	-0.64	-6.69	3.15	-0.63	-6.30	5.29	64.01	2.17	14.49	48.04	3.17	49.30	20.08	0.17	1.92	29.82
Florida Companies(5)	5.39	5.04	-1.20	-21.53	5.85	-1.13	-20.21	5.95	36.61	2.26	17.10	40.84	2.62	42.64	17.81	0.01	0.27	0.00
Mid-Atlantic Companies(34)	10.51	9.01	0.44	4.72	3.95	0.45	4.91	0.83	135.66	0.84	18.50	113.62	11.54	141.17	19.68	0.43	3.01	41.37
Mid-West Companies(36)	9.53	8.86	-0.01	1.73	4.02	-0.06	0.87	1.99	76.56	1.18	16.10	72.35	7.15	78.61	18.87	0.42	3.52	41.50
New England Companies(18)	14.86	13.15	0.47	3.60	3.78	0.48	3.57	0.63	147.64	0.99	23.07	96.63	14.81	117.06	24.11	0.36	2.52	47.74
North-west Companies(5)	13.64	12.34	0.64	5.69	7.24	0.66	5.90	1.85	54.06	1.13	10.93	79.21	10.76	92.21	10.58	0.45	4.59	54.35
South-East Companies(10)	14.61	14.02	0.57	5.14	5.72	0.62	5.64	1.15	246.95	1.18	14.26	84.33	11.84	93.96	13.45	0.48	3.34	33.23
South-West Companies(3)	11.10	9.61	-0.25	-7.78	3.49	-0.27	-7.96	2.56	60.83	1.42	28.68	44.33	8.19	49.18	29.55	0.11	1.16	0.00
Western Companies (Excl CA) (2)	16.09	16.09	0.57	6.69	8.77	0.51	6.11	0.61	93.65	0.89	6.51	84.79	14.67	84.79	7.06	0.23	2.10	14.37
Thrift Strategy(113)	11.05	10.07	0.20	2.00	4.40	0.19	1.88	1.76	113.99	1.14	17.37	86.71	9.88	100.69	18.98	0.39	3.02	41.51
Mortgage Banker Strategy(4)	7.75	5.99	-0.55	-6.52	-0.04	-0.57	-6.86	2.31	64.58	1.52	14.39	46.20	3.86	68.52	22.49	0.16	2.36	51.71
Real Estate Strategy(1)	8.23	8.23	0.23	2.82	5.78	0.20	2.50	0.00	0.00	0.00	17.31	48.86	4.02	48.86	19.57	0.04	0.89	15.38
Diversified Strategy(2)	16.17	13.11	0.95	8.50	5.67	1.08	9.44	0.68	134.03	1.14	24.80	134.65	20.22	159.94	21.26	0.54	2.12	10.30
Companies Issuing Dividends(95)	11.29	10.16	0.41	4.19	5.82	0.40	4.02	1.48	107.93	1.04	17.24	92.30	10.53	108.77	18.91	0.47	3.70	48.39
Companies Without Dividends(25)	9.81	9.14	-0.71	-8.17	-4.17	-0.71	-8.05	3.09	132.90	1.60	22.00	59.59	6.86	65.33	23.33	0.00	0.00	0.00
Equity/Assets <6%(13)	4.89	4.36	-1.05	-9.89	2.34	-1.04	-9.66	3.77	64.69	1.80	11.11	56.14	2.87	60.87	10.74	0.18	1.25	34.33
Equity/Assets 6-12%(71)	8.37	7.61	0.29	3.61	5.90	0.27	3.33	1.90	96.89	1.14	14.67	87.34	7.26	98.24	15.86	0.47	3.69	42.79
Equity/Assets >12%(36)	18.28	16.52	0.40	1.96	1.71	0.42	2.10	0.87	160.24	0.95	28.25	92.96	17.20	117.40	29.80	0.26	2.14	36.50
Actively Traded Companies(9)	8.43	7.43	0.39	4.66	3.94	0.40	4.71	1.16	90.39	0.92	13.71	100.51	8.51	117.16	14.24	0.63	3.79	51.15
Market Value Below $20 Million(15)	8.35	7.95	-0.84	-6.78	0.22	-0.82	-6.56	2.99	76.64	1.47	9.08	54.60	4.80	56.09	14.94	0.21	2.46	33.91
Holding Company Structure (114)	11.04	9.97	0.19	1.87	4.54	0.18	1.78	1.73	114.30	1.17	17.34	85.76	9.84	100.29	18.77	0.38	3.01	41.78
Assets Over $1 Billion(53)	10.79	9.02	0.15	0.75	3.44	0.14	0.60	1.96	96.25	1.26	19.65	94.84	10.69	120.61	21.67	0.38	2.70	48.32
Assets $500 Million-$1 Billion(35)	10.14	9.50	0.10	2.32	6.76	0.09	2.23	1.88	131.93	1.16	14.21	77.16	8.31	84.45	14.38	0.40	3.28	41.90
Assets $250-$500 Million(23)	12.24	11.84	0.49	4.69	5.40	0.48	4.55	1.11	142.88	0.96	17.70	82.08	10.17	87.39	19.92	0.37	3.21	27.23
Assets less than $250 Million(9)	12.24	12.11	-0.06	-1.39	-2.72	-0.04	-1.26	1.70	69.66	0.97	19.34	77.84	9.58	78.46	21.73	0.28	2.66	25.98
Goodwill Companies(77)	10.13	8.48	0.19	2.48	5.04	0.19	2.42	1.57	96.67	1.14	16.73	88.65	9.28	111.45	18.35	0.42	3.13	45.08
Non-Goodwill Companies(43)	12.47	12.47	0.18	0.72	3.17	0.17	0.53	2.13	143.70	1.16	18.95	80.99	10.69	80.99	20.63	0.31	2.70	33.39
Acquirors of FSLIC Cases(4)	8.08	7.62	-1.04	-13.28	-3.17	-1.02	-13.07	5.15	38.93	2.13	12.31	71.24	6.24	77.03	12.63	0.26	2.12	39.21

(1)	Average of high/low or bid/ask price per share.

(2)	Or since offering price if converted or first listed in the past 52 weeks. Percent change figures are actual year-to-date and are not annualized

(3)	EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.

(4)	Excludes intangibles (such as goodwill, value of core deposits, etc.).

(5)	ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances; ROI (return on investment) is current EPS divided by current price.

(6)	Annualized, based on last regular quarterly cash dividend announcement.

(7)	Indicated dividend as a percent of trailing twelve month earnings.

(8)	Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.

*	Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.
Source:	SNL Financial, LC. and RP Financial, LC. calculations. The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.
Copyright (c) 2008 by RP Financial, LC.

RP FINANCIAL, LC.
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700
Exhibit 1 (continued)
Weekly Thrift Market Line — Part Two
Prices As Of August 29, 2008

	Key Financial Ratios							Asset Quality Ratios			Pricing Ratios					Dividend Data(6)
		Tang.												Price/	Price/	Ind.	Divi-
	Equity/	Equity/	Reported Earnings			Core Earnings		NPAs	Resvs/	Resvs/	Price/	Price/	Price/	Tang.	Core	Div./	Dend	Payout
Financial Institution	Assets	Assets	ROA(5)	ROE(5)	ROI(5)	ROA(5)	ROE(5)	Assets	NPAs	Loans	Earning	Book	Assets	Book	Earnings	Share	Yield	Ratio(7)
	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(X)	(%)	(%)	(%)	(x)	($)	(%)	(%)

Market Averages. MHC Institutions

All Public Companies(41)	14.02	13.37	0.34	2.60	1.78	0.38	2.84	0.76	120.81	0.75	26.70	150.47	21.54	161.13	28.66	0.27	2.15	21.72
AMEX Traded Companies(1)	15.47	15.47	0.74	4.80	5.77	0.74	4.80	0.58	111.05	0.80	17.33	82.23	12.72	82.23	17.33	0.32	4.30	74.42
NASDAQ Listed OTC Companies(40)	13.99	13.32	0.33	2.55	1.68	0.37	2.79	0.77	121.11	0.75	27.49	152.18	21.76	163.10	29.33	0.27	2.10	17.67
California Companies (1)	10.83	10.38	0.47	4.17	2.76	0.47	4.17	0.35	109.98	0.43	36.21	150.00	16.24	157.21	36.21	0.44	4.34	0.00
Mid-Atlantic Companies(24)	14.76	14.11	0.39	2.80	1.89	0.45	3.17	0.68	128.65	0.73	25.52	150.03	23.09	163.26	26.08	0.21	1.71	17.63
Mid-West Companies(8)	14.93	13.91	0.22	1.65	1.17	0.21	1.62	1.09	57.73	0.64	17.27	155.24	22.65	164.38	27.09	0.45	2.78	27.27
New England Companies(5)	11.52	11.12	0.29	2.88	2.25	0.27	2.73	0.54	180.64	0.82	25.50	134.74	15.16	140.87	30.80	0.19	2.01	55.56
South-East Companies(2)	11.01	10.77	0.33	2.47	1.49	0.49	4.08	1.50	68.25	1.21	38.52	149.02	16.92	152.70	36.14	0.38	4.38	0.00
South-West Companies(1)	10.81	10.76	0.32	2.68	1.34	0.16	1.34	0.25	156.01	0.69	NM	204.88	22.15	205.90	NM	0.32	1.95	0.00
Thrift Strategy(41)	14.02	13.37	0.34	2.60	1.78	0.38	2.84	0.76	120.81	0.75	26.70	150.47	21.54	161.13	28.66	0.27	2.15	21.72
Companies Issuing Dividends(29)	13.99	13.29	0.41	3.21	2.23	0.45	3.52	0.76	133.68	0.67	25.66	156.71	22.23	169.32	27.50	0.38	3.04	60.81
Companies Without Dividends(12)	14.11	13.55	0.19	1.14	0.71	0.20	1.20	0.76	95.07	0.92	39.21	135.38	19.89	141.31	34.46	0.00	0.00	0.00
Equity/Assets 6-12%(19)	9.71	9.10	0.37	3.76	2.68	0.37	3.82	0.74	138.58	0.79	25.47	149.89	14.79	164.33	27.51	0.39	2.76	32.81
Equity/Assets >12%(22)	17.75	17.06	0.32	1.60	1.01	0.39	1.99	0.78	104.08	0.70	30.81	150.97	27.38	158.36	30.97	0.17	1.63	10.63
Market Value Below $20 Million(2)	11.48	11.04	0.56	4.87	5.78	0.55	4.69	0.49	132.99	0.90	17.30	83.95	9.56	89.98	17.98	0.31	3.73	64.48
Holding Company Structure(38)	13.98	13.28	0.37	2.76	1.90	0.38	2.89	0.81	109.99	0.78	25.91	149.45	21.33	160.76	28.22	0.27	2.11	21.72
Assets Over $1 Billion(12)	15.39	14.58	0.39	2.71	1.26	0.38	2.58	0.66	112.73	0.83	25.69	198.48	29.64	213.86	31.92	0.32	1.18	11.11
Assets S500 Million-$1 Billion(12)	11.91	11.44	0.32	2.62	1.90	0.34	2.84	0.72	172.56	0.69	31.26	139.39	17.70	149.86	32.08	0.21	2.14	9.52
Assets $250-$500 Million(16)	14.49	13.78	0.30	2.37	1.84	0.39	2.91	0.92	67.76	0.72	24.64	127.04	18.90	134.96	26.29	0.28	2.76	42.16
Assets less than $250 Million(1)	15.47	15.47	0.74	4.80	5.77	0.74	4.80	0.58	111.05	0.80	17.33	82.23	12.72	82.23	17.33	0.32	4.30	74.42
Goodwill Companies(21)	14.20	12.92	0.42	3.25	2.29	0.43	3.31	0.77	124.82	0.81	26.27	147.37	21.61	168.18	29.94	0.28	2.43	30.34
Non-Goodwill Companies(20)	13.84	13.84	0.27	1.92	1.25	0.33	2.34	0.76	116.00	0.68	27.40	153.72	21.48	153.72	26.11	0.26	1.86	15.25
MHC Institutions(41)	14.02	13.37	0.34	2.60	1.78	0.38	2.84	0.76	120.81	0.75	26.70	150.47	21.54	161.13	28.66	0.27	2.15	21.72

(1)	Average of high/low or bid/ask price per share.

(2)	Or since offering price if converted or first listed in the past 52 weeks. Percent change figures are actual year-to-date and are not annualized

(3)	EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.

(4)	Excludes intangibles (such as goodwill, value of core deposits, etc.).

(5)	ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances; ROI (return on investment) is current EPS divided by current price.

(6)	Annualized, based on last regular quarterly cash dividend announcement.

(7)	Indicated dividend as a percent of trailing twelve month earnings.

(8)	Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.

*	Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source:	SNL Financial, LC. and RP Financial, LC. calculations. The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.
Copyright (c) 2008 by RP Financial, LC.

RP FINANCIAL, LC.
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700
Exhibit 1 (continued)
Weekly Thrift Market Line — Part Two
Prices As Of August 29, 2008

		Key Financial Ratios							Asset Quality Ratios			Pricing Ratios					Dividend Data(6)
			Tang.												Price/	Price/	Ind.	Divi-
		Equity/	Equity/	Reported Earnings			Core Earnings		NPAs	Resvs/	Resvs/	Price/	Price/	Price/	Tang.	Core	Div./	dend	Payout
Financial Institution		Assets	Assets	ROA(5)	ROE(5)	ROI(5)	ROA(5)	ROE(5)	Assets	NPAs	Loans	Earning	Book	Assets	Book	Earnings	Share	Yield	Ratio(7)
		(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(X)	(%)	(%)	(%)	(x)	($)	(%)	(%)

NYSE Traded Companies
AF	Astoria Financial Corp. of NY*	5.66	4.85	0.54	9.64	5.58	0.59	10.59	0.68	55.73	0.51	17.91	171.24	9.70	201.75	16.31	1.04	4.76	NM
BFF	BFC Financial Corp. of FL(8)*	2.29	1.32	-0.10	-4.66	-23.61	-0.21	-9.32	1.44	102.71	2.33	NM	20.00	0.46	34.95	NM	0.00	0.00	NM
BBX	BankAtlantic Bancorp Inc of FL*	6.26	5.17	-1.28	-18.04	NM	-1.32	-18.65	3.13	52.10	2.33	NM	25.58	1.60	31.37	NM	0.02	1.08	NM
DSL	Downey Financial Corp. of CA*	6.80	6.80	-4.37	-48.36	NM	-4.40	-48.67	15.50	37.41	6.40	NM	7.07	0.48	7.07	NM	0.04	1.83	NM
FED	FirstFed Financial Corp. of CA*	7.68	7.67	-1.01	-11.70	NM	-1.01	-11.72	8.20	44.14	3.96	NM	39.00	2.99	39.02	NM	0.00	0.00	NM
FBC	Flagstar Bancorp, Inc. of MI*	5.16	5.16	-0.36	-7.83	-17.83	-0.78	-16.85	3.17	33.30	1.31	NM	42.51	2.19	42.51	NM	0.00	0.00	NM
GFG	Guaranty Financial Group of TX*	4.90	3.90	-0.73	-14.15	NM	-0.73	-14.15	2.56	60.83	2.44	NM	27.20	1.33	34.58	NM	0.00	0.00	NM
NYB	New York Community Bcrp of NY*	13.80	6.14	0.32	2.33	1.70	0.60	4.42	0.10	287.02	0.44	NM	132.13	18.23	323.33	31.11	1.00	6.06	NM
NAL	NewAlliance Bancshares of CT*	17.03	10.81	0.53	3.05	2.92	0.56	3.21	0.33	173.19	0.97	34.28	105.22	17.91	178.05	32.64	0.28	2.04	70.00
PFS	Provident Fin. Serv. Inc of NJ*	15.74	8.24	0.62	3.68	4.13	0.57	3.39	0.67	96.52	0.96	24.21	90.94	14.31	189.21	26.29	0.44	2.89	69.84
SOV	Sovereign Bancorp, Inc. of PA*	10.15	5.69	-1.60	-17.33	-20.81	-1.48	-15.95	0.79	128.86	1.41	NM	79.64	8.08	149.07	NM	0.00	0.00	NM

AMEX Traded Companies
FDT	Federal Trust Corp. of FL*	3.49	3.49	-2.57	-45.72	NM	-2.50	-44.50	10.98	24.00	3.20	NM	36.64	1.28	36.64	NM	0.00	0.00	NM
GOV	Gouverneur Bcp MHC of NY (43.0)	15.47	15.47	0.74	4.80	5.77	0.74	4.80	0.58	111.05	0.80	17.33	82.23	12.72	82 .23	17.33	0.32	4.30	74.42
TSH	Teche Hiding Cp of N Iberia LA*	8.55	8.11	0.70	7.68	7.31	1.08	11.89	NA	NA	0.93	13.69	106.13	9.07	112.50	8.84	1.40	4.19	57.38

NASDAQ Listed OTC Companies
ABBC	Abington Bancorp, Inc. of PA*	22.37	22.37	0.72	3.16	3.24	0.74	3.26	0.31	73.63	0.36	30.91	97.63	21.84	97.63	29.97	0.20	2.02	62.50
ALLB	Alliance Bank MHC of PA (43.6)	11.83	11.83	0.08	0.70	0.59	0.22	1.83	1.11	63.80	1.08	NM	121.43	14.37	121.43	NM	0.24	2.82	NM
ASBI	Ameriana Bncp of New Castle IN*	7.25	7.08	0.46	6.06	7.44	0.44	5.79	1.66	38.69	0.94	13.43	81.74	5.93	83.88	14.06	0.16	1.78	23.88
ABNJ	American Bncrp of NJ Inc of NJ*	14.41	14.41	0.07	0.45	0.38	0.07	0.45	0.14	332.03	0.63	NM	127.35	18.35	127.35	NM	0.20	1.89	NM
ABCW	Anchor BanCorp Wisconsin of WI*	6.94	5.46	0.56	7.90	16.28	0.45	6.32	2.92	27.86	0.96	6.14	48.00	3.33	62.04	7.68	0.40	5.21	32.00
ACFC	Atl Cst Fed Cp of GA MHC(35.9)	9.02	8.73	0.04	0.46	0.38	0.30	3.19	2.13	39.80	1.11	NM	123.24	11.11	127.63	37.62	0.48	6.08	NM
BCSB	BCSB Bancorp, Inc. of MD*	8.38	8.01	0.02	0.33	0.36	0.02	0.33	0.28	159.04	0.66	NM	68.24	5.72	71.73	NM	0.00	0.00	0.00
BKMU	Bank Mutual Corp of WI*	11.60	10.21	0.49	3.95	2.99	0.47	3.73	0.57	55.75	0.61	33.47	140.94	16.35	162.62	35.44	0.36	2.99	NM
BFIN	BankFinancial Corp. of IL*	19.78	18.13	0.06	0.30	0.27	0.59	2.96	0.87	85.62	0.88	NM	113.46	22.44	126.33	37.30	0.28	1.88	NM
BKUNA	BankUnited Fin. Corp. of FL*	4.01	3.82	-1.40	-27.95	NM	-1.16	-23.05	7.79	28.16	2.50	NM	7.49	0.30	7.89	NM	0.00	0.00	NM
BFED	Beacon Federal Bancorp of NY*	11.11	11.11	0.36	3.65	4.20	0.44	4.43	0.20	417.48	1.08	23.81	67.43	7.49	67.43	19.61	0.16	1.60	38.10
BNCL	Beneficial Mut MHC of PA(44.3)	16.48	13.33	0.29	1.80	1.03	0.19	1.20	0.62	97.45	1.01	NM	154.46	25.46	198.29	NM	0.00	0.00	0.00
BFBC	Benjamin Frkln Bncrp Inc of MA*	10.97	7.53	0.49	4.23	4.92	0.47	4.08	1.02	65.51	0.96	20.34	86.71	9.51	131.29	21.05	0.32	2.67	54.24
BHLB	Berkshire Hills Bancorp of MA*	12.96	6.30	0.64	4.99	5.71	0.79	6.14	NA	NA	1.14	17.50	83.70	10.85	185.24	14.22	0.64	2.41	42.11
BOFI	Bofi Holding, Inc. of CA*	6.22	6.22	0.37	5.48	7.48	0.32	4.78	NA	NA	0.43	13.36	70.17	4.36	70.17	15.32	0.00	0.00	0.00
BYFC	Broadway Financial Corp. of CA*	5.25	5.25	0.55	9.99	13.37	0.54	9.81	0.38	159.05	0.70	7.48	71.06	3.73	71.06	7.61	0.20	2.41	18.02
BRKL	Brookline Bancorp, Inc. of MA*	20.29	18.69	0.60	2.79	2.43	0.63	2.91	0.35	293.60	1.30	NM	118.57	24.05	131.29	39.54	0.34	3.31	NM
BFSB	Brooklyn Fed MHC of NY (30.0)	19.04	19.04	1.30	6.25	2.73	1.33	6.40	NA	NA	0.56	36.59	227.62	43.33	227.62	35.71	0.40	2.67	NM
CITZ	CFS Bancorp, Inc of Munster IN*	11.32	11.21	0.29	2.65	3.28	0.29	2.65	3.24	29.11	1.43	30.47	83.33	9.43	84.20	30.47	0.48	4.92	NM
CMSB	CMS Bancorp Inc of W Plains NY*	12.41	12.41	-0.26	-1.90	-2.59	-0.26	-1.90	NA	NA	0.23	NM	76.65	9.52	76.65	NM	0.00	0.00	NM
CBNJ	Cape Bancorp, Inc. of NJ*	15.76	11.53	0.06	0.41	0.43	0.07	0.52	NA	NA	1.08	NM	67.06	10.57	96.23	NM	0.00	0.00	0.00
CFFN	Capitol Fd Fn MHC of KS (29.5)	10.94	10.94	0.53	4.79	1.28	0.53	4.79	0.20	36.94	0.11	NM	374.96	41.03	374.96	NM	2.00	4.57	NM
CARV	Carver Bancorp, Inc. of NY*	6.90	6.08	0.45	6.57	19.22	0.37	5.41	NA	NA	0.76	5.20	33.65	2.32	38.51	6.32	0.40	5.41	28.17
CEBK	Central Bncrp of Somerville MA*	6.76	6.39	0.29	4.22	7.62	0.22	3.15	1.79	37.71	0.80	13.13	55.91	3.78	59.39	17.57	0.72	5.54	72.73
CFBK	Central Federal Corp. of OH*	9.32	9.32	0.06	0.62	1.10	0.17	1.70	0.75	140.67	1.25	NM	58.97	5.49	58.97	33.18	0.20	5.48	NM
CHEV	Cheviot Fin Cp MHC of OH(38.8)	20.69	20.69	0.31	1.43	1.26	0.31	1.43	0.68	22.59	0.19	NM	114.47	23.68	114.47	NM	0.36	4.14	NM
CBNK	Chicopee Bancorp, Inc. of MA*	19.12	19.12	0.16	0.72	0.82	0.11	0.52	0.36	181.10	0.81	NM	92.15	17.62	92.15	NM	0.00	0.00	0.00
CZWI	Citizens Comm Bncorp Inc of WI*	15.35	14.08	0.37	1.98	3.02	0.37	1.98	0.61	40.32	0.32	33.17	70.88	10.88	78.42	33.17	0.20	2.51	NM
CTZN	Citizens First Bancorp of MI*	7.74	7.20	-0.27	-3.02	-14.77	-0.29	-3.26	3.89	25.10	1.33	NM	21.75	1.68	23.50	NM	0.00	0.00	NM
CSBC	Citizens South Bnkg Corp of NC*	10.16	6.63	0.58	5.38	7.53	0.57	5.29	0.56	149.66	1.12	13.28	72.72	7.39	115.84	13.51	0.34	4.27	56.67
CSBK	Clifton Svg Bp MHC of NJ(38.5)	18.35	18.35	0.35	1.71	1.00	0.35	1.71	0.03	533.33	0.33	NM	176.32	32.35	176.32	NM	0.20	1.81	NM
COBK	Colonial Bank MHC of NJ (45.1)	7.73	7.73	0.27	3.23	2.55	0.32	3.81	0.21	127.08	0.49	39.21	125.49	9.69	125.49	33.27	0.00	0.00	0.00
CFFC	Community Fin. Corp. of VA*	7.86	7.86	0.77	9.75	11.08	0.77	9.75	0.23	289.43	0.73	9.02	87.71	6.89	87.71	9.02	0.26	3.31	29.89
DNBK	Danvers Bancorp, Inc. of MA*	15.21	15.18	-0.14	-0.93	-1.00	-0.21	-1.39	0.71	96.02	1.03	NM	93.07	14.16	93.29	NM	0.08	0.67	NM
DCOM	Dime Community Bancshars of NY*	7.33	5.93	0.72	9.28	4.51	0.72	9.28	0.18	224.55	0.49	22.19	203.98	14.96	256.16	22.19	0.56	3.41	NM
ESBF	ESB Financial Corp. of PA*	6.55	4.38	0.46	6.88	6.74	0.49	7.26	0.17	174.12	0.84	14.83	103.79	6.80	158.93	14.05	0.40	3.75	55.56
ESSA	ESSA Bancorp, Inc. of PA*	21.10	21.10	0.75	3.41	3.14	0.75	3.41	NA	NA	0.65	31.86	108.08	22.81	108.08	31.86	0.16	1.20	38.10
ESBK	Elmira Svgs Bank, FSB of NY*	6.53	3.73	0.35	5.36	6.13	0.22	3.28	NA	NA	0.80	16.33	82.71	5.40	148.92	26.65	0.80	6.13	NM
FFDF	FFD Financial Corp of Dover OH*	10.11	10.11	0.78	7.49	10.37	0.72	6.96	0.54	150.56	0.94	9.65	72.06	7.29	72.06	10.38	0.66	5.39	51.97
FFCO	FedFirst Fin MHC of PA (43.9)	12.18	11.89	-0.19	-1.32	-1.58	-0.23	-1.62	0.51	87.78	0.73	NM	89.20	10.86	91.64	NM	0.00	0.00	NM
FSBI	Fidelity Bancorp, Inc. of PA*	6.24	5.89	0.55	8.68	12.34	0.57	8.94	NA	NA	0.73	8.11	72.20	4.50	76.84	7.87	0.56	5.19	42.11
FABK	First Advantage Bancorp of TN*	23.83	23.83	0.33	1.34	1.70	0.28	1.12	0.24	234.85	1.18	NM	67.96	16.19	67.96	NM	0.00	0.00	0.00
FBTC	First BancTrust Corp of IL*	7.94	7.62	0.43	5.26	7.15	0.35	4.27	1.18	61.03	0.97	13.98	71.95	5.71	75.21	17.21	0.24	2.68	37.50
FBSI	First Bancshares, Inc. of MO*	11.03	10.94	0.12	1.09	1.13	0.06	0.58	1.56	59.17	1.35	NM	94.86	10.46	95.73	NM	0.00	0.00	0.00

RP FINANCIAL, LC.
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700
Exhibit 1 (continued)
Weekly Thrift Market Line — Part Two
Prices As Of August 29, 2008

	Key Financial Ratios							Asset Quality Ratios			Pricing Ratios					Dividend Data(6)
		Tang.												Price/	Price/	Ind.	Divi-
	Equity/	Equity/	Reported Earnings			Core Earnings		NPAs	Resvs/	Resvs/	Price/	Price/	Price/	Tang.	Core	Div./	Dend	Payout
Financial Institution	Assets	Assets	ROA(5)	ROE(5)	R0I(5)	ROA(5)	ROE(5)	Assets	NPAS	Loans	Earning	Book	Assets	Book	Earnings	Share	Yield	Ratio(7)
	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(X)	(%)	(%)	(%)	(x)	($)	(%)	(%)

NASDAQ Listed OTC Companies (continued)
FCAP First Capital, Inc. of IN*	10.24	9.10	0.80	7.88	7.76	0.73	7.20	1.51	35.87	0.74	12.89	100.06	10.25	114.03	14.10	0.72	4.36	56.25
FCLF First Clover Leaf Fin Cp of IL*	19.53	17.51	0.57	2.59	3.15	0.55	2.50	0.89	57.77	0.69	31.79	85.91	16.78	98.23	32.96	0.24	2.70	NM
FCFL First Community Bk Corp of FL*	7.78	7.71	0.46	5.59	5.85	0.44	5.36	1.91	42.18	1.00	17.10	93.65	7.29	94.68	17.81	0.00	0.00	0.00
FDEF First Defiance Fin. Corp of OH*	10.05	6.90	0.75	7.25	9.64	0.66	6.38	1.08	98.53	1.29	10.37	68.66	6.90	103.54	11.79	1.04	6.35	65.82
FFNM First Fed of N. Michigan of MI*	12.88	11.81	-0.68	-5.25	-12.24	-0.69	-5.34	3.57	32.35	1.45	NM	44.22	5.70	48.80	NM	0.20	4.08	NM
FFBH First Fed. Bancshares of AR*	9.05	9.05	0.38	4.12	8.19	0.42	4.64	5.49	11.57	0.91	12.21	50.20	4.54	50.20	10.83	0.64	8.32	NM
FFSX First Federal Bankshares of IA*	5.67	5.66	-3.33	-34.64	NM	-3.21	-33.46	NA	NA	1.42	NM	62.02	3.52	62.09	NM	0.00	0.00	NM
FFNW First Fin Nw, Inc of Renton WA*	26.25	25.37	-0.08	-0.35	-0.39	-0.14	-0.61	2.65	26.52	0.87	NM	74.02	19.43	77.52	NM	0.32	3.15	NM
FFCH First Fin. Holdings Inc. of SC*	6.43	5.12	0.77	11.47	8.42	0.73	10.91	0.76	95.20	0.92	11.87	135.65	8.72	172.78	12.48	1.02	4.67	55.43
FFHS First Franklin Corp. of OH*	7.67	7.67	-0.18	-2.25	-4.25	-0.23	-2.85	NA	NA	0.91	NM	55.21	4.23	55.21	NM	0.36	4.50	NM
FKFS First Keystone Fin., INC of PA*	6.51	6.51	0.15	2.24	3.12	0.14	2.10	0.27	238.08	1.17	32.03	73.69	4.80	73.69	34.17	0.00	0.00	0.00
FNFG First Niagara Fin. Group of NY*	15.80	7.56	1.02	6.21	5.15	0.89	5.40	0.39	209.81	1.17	19.43	114.55	18.10	262.92	22.33	0.56	3.74	72.73
FPTB First PacTrust Bancorp of CA*	9.83	9.83	0.06	0.57	0.89	0.08	0.78	4.34	31.84	1.45	NM	65.43	6.43	65.43	NM	0.74	6.02	NM
FPFC First Place Fin. Corp. of OH*	9.55	6.55	0.33	3.41	6.30	0.33	3.35	2.23	37.92	1.04	15.88	54.07	5.16	81.41	16.13	0.34	3.35	53.13
FFIC Flushing Fin. Corp. of NY*	6.71	6.21	0.71	10.22	6.33	0.89	12.73	0.22	88.16	0.24	15.81	156.67	10.51	169.99	12.69	0.52	2.99	47.27
FXCB Fox Chase Bncp MHC of PA(43.1)	14.23	14.23	0.18	1.15	0.82	0.18	1.15	0.17	257.53	0.71	NM	142.77	20.32	142.77	NM	0.00	0.00	0.00
FBTX Franklin Bank Corp of TX*	5.70	2.26	-0.82	-12.53	NM	-0.85	-12.95	NA	NA	NA	NM	4.43	0.25	11.61	NM	0.00	0.00	NM
GSLA GS Financial Corp. of LA*	13.35	13.35	0.09	0.61	0.84	0.19	1.30	1.60	98.42	2.28	NM	72.60	9.69	72.60	NM	0.40	2.58	NM
GCBC Green Co Bcrp MHC of NY (43.9)	9.55	9.55	0.76	7.47	4.98	0.76	7.47	NA	NA	0.79	20.08	149.72	14.30	149.72	20.08	0.68	5.13	NM
HFFC HF Financial Corp. of SD*	6.14	5.70	0.53	8.47	8.85	0.44	7.04	0.34	158.30	0.75	11.29	92.64	5.68	100.20	13.59	0.45	2.93	33.09
HMNF HMN Financial, Inc. of MN*	8.83	8.83	0.45	5.16	8.73	0.40	4.56	4.51	30.76	1.63	11.46	60.28	5.33	60.28	12.97	1.00	7.27	NM
HBNK Hampden Bancorp, Inc. of MA*	19.78	19.78	0.32	1.62	2.01	0.27	1.39	0.88	NA	NA	NM	79.92	15.81	79.92	NM	0.12	1.15	57.14
HARL Harleysville Svgs Fin Cp of PA*	5.58	5.58	0.46	7.72	7.97	0.48	8.10	NA	NA	0.43	12.55	98.92	5.52	98.92	11.96	0.72	5.63	70.59
HWFG Harrington West Fncl Grp of CA*	3.48	2.99	-0.19	-4.17	-10.42	0.01	0.11	0.92	62.10	0.85	NM	51.98	1.81	60.79	NM	0.00	0.00	NM
HBOS Heritage Fn Gp MHC of GA(26.4)	13.00	12.81	0.61	4.48	2.60	0.68	4.98	0.87	96.70	1.31	38.52	174.79	22.73	177.78	34.67	0.28	2.69	NM
HIFS Hingham Inst. for Sav. of MA*	7.30	7.30	0.69	9.38	8.10	0.69	9.38	NA	NA	0.64	12.35	112.11	8.18	112.11	12.35	0.80	2.67	32.92
HOME Home Federal Bancorp Inc of ID*	27.43	27.43	0.56	2.49	2.18	0.49	2.18	0.56	91.17	0.80	NM	93.78	25.72	93.78	NM	0.22	2.00	NM
HFBC HopFed Bancorp, Inc. of KY*	6.83	6.01	0.59	8.55	11.14	0.52	7.51	0.12	505.73	0.85	8.98	75.19	5.13	86.24	10.22	0.48	4.05	36.36
HCBK Hudson City Bancorp, Inc of NJ*	9.58	9.29	0.79	7.59	3.69	0.79	7.59	0.25	31.40	0.14	27.12	203.31	19.48	210.50	27.12	0.48	2.60	70.59
IFSB Independence FSB of DC*	6.67	6.67	-1.48	-20.91	-25.88	-1.38	-19.49	2.69	18.02	0.62	NM	85.54	5.71	85.54	NM	0.00	0.00	NM
ISBC Investors Bcrp MHC of NJ(41.6)	12.91	12.91	0.29	2.11	1.09	0.29	2.11	0.30	70.03	0.29	NM	192.50	24.84	192.50	NM	0.00	0.00	0.00
JXSB Jcksnville Bcp MHC of IL(47.7)	7.48	6.61	0.38	4.93	5.79	0.35	4.57	0.39	154.93	1.00	17.27	85.66	6.40	97.74	18.63	0.30	3.16	54.55
JFBI Jefferson Bancshares Inc of TN*	21.70	21.70	0.41	1.86	2.48	0.41	1.86	0.23	239.06	0.65	NM	75.92	16.47	75.92	NM	0.24	2.71	NM
KFED K-Fed Bancorp MHC of CA (35.9)	10.83	10.38	0.47	4.17	2.76	0.47	4.17	0.35	109.98	0.43	36.21	150.00	16.24	157.21	36.21	0.44	4.34	NM
KFFB KY Fst Fed Bp MHC of KY (41.6)	23.80	18.99	0.31	1.32	1.05	0.31	1.32	NA	NA	NA	NM	126.26	30.05	168.20	NM	0.40	4.20	NM
KRNY Kearny Fin Cp MHC of NJ (27.9)	23.15	19.99	0.28	1.20	0.58	0.28	1.20	NA	NA	0.59	NM	205.17	47.50	247.59	NM	0.20	1.44	NM
LSBX LSB Corp of No. Andover MA*	8.29	8.29	0.62	6.66	6.03	0.70	7.55	0.30	243.97	1.28	16.57	111.24	9.22	111.24	14.60	0.60	4.07	67.42
LSBI LSB Fin. Corp. of Lafayette IN*	9.68	9.68	0.40	4.03	4.81	0.38	3.85	3-08	32.04	1.12	20.79	84.36	8.16	84.36	21.76	1.00	5.41	NM
LPSB Laporte Bancrp MHC of IN(47.3)	12.68	10.23	0.12	0.99	1.25	0.27	2.22	1.01	48.20	0.81	NM	66.05	8.37	84.10	35.56	0.00	0.00	0.00
LSBK Lake Shore Bnp MHC of NY(43.1)	13.56	13.56	0.26	1.80	1.62	0.58	3.96	0.57	58.18	0.56	NM	112.12	15.20	112.12	28.03	0.20	2.16	NM
LEGC Legacy Bancorp, Inc. of MA*	13.87	12.69	0.15	1.00	1.09	0.13	0.86	0.70	90.08	0.85	NM	96.10	13.33	106.49	NM	0.20	1.45	NM
LBCP Liberty Bancorp, Inc. of MO*	12.71	12.71	0.56	4.04	5.49	0.51	3.62	1.80	49.67	1.20	18.23	79.40	10.09	79.40	20.35	0.10	1.14	20.83
LABC Louisiana Bancorp. Inc. of LA*	30.56	30.56	1.15	4.08	3.92	1.12	4.00	0.08	857.39	1.87	25.50	90.11	27.54	90.11	26.02	0.00	0.00	0.00
MSBF MSB Fin Corp MHC of NJ (45.0)	14.42	14.42	0.23	1.55	1.14	0.23	1.55	NA	NA	NA	NM	134.62	19.41	134.62	NM	0.12	1.14	NM
MGYR Magyar Bancorp MHC of NJ(44.7)	9.63	9.63	0.04	0.36	0.33	0.04	0.36	2.13	40.32	1.08	NM	107.52	10.35	107.52	NM	0.00	0.00	0.00
MLVF Malvern Fed Bncp MHC PA(45.0)	11.53	11.53	0.10	1.07	0.95	0.10	1.07	1.12	70.35	0.87	NM	92.51	10.67	92.51	NM	0.00	0.00	0.00
MASB Massbank Corp. of Reading MA(8)*	13.43	13.31	0.50	3.74	2.39	0.72	5.36	NA	NA	0.69	NM	160.20	21.52	161.90	29.27	1.16	2.91	NM
MFLR Mayflower Bancorp, Inc. of MA*	8.16	8.15	0.43	5.30	5.08	0.34	4.14	0.52	109.73	1.07	19.70	103.68	8.46	103.79	25.26	0.40	4.06	NM
EBSB Meridian Fn Serv MHC MA (45.0)	18.41	18.41	-0.27	-1.75	-1.24	-0.29	-1.89	0.70	78.64	0.96	NM	111.57	20.55	111.57	NM	0.00	0.00	NM
CASH Meta Financial Group of IA*	6.32	6.07	0.66	10.26	10.63	0.13	2.08	0.36	168.14	1.10	9.41	99.95	6.32	104.28	NM	0.52	2.74	25.74
MFSF MutualFirst Fin. Inc. of IN*	9.04	7.58	0.46	5.04	10.13	0.43	4.76	1.51	58.27	1.07	9.87	50.12	4.53	60.72	10.46	0.64	6.06	59.81
NASB NASB Fin, Inc. of Grandview MO*	9.73	9.56	0.75	7.64	5.52	0.19	1.99	1.09	61.90	0.76	18.13	136.30	13.26	138.88	NM	0.90	3.40	61.64
NECB NE Comm Bncrp MHC of NY (45.0)	28.78	28.41	0.61	1.94	1.58	0.61	1.94	0.89	46.05	0.48	NM	121.83	35.07	124.08	NM	0.12	1.19	NM
NHTB NH Thrift Bancshares of NH*	8.83	5.43	0.65	7.60	9.38	0.62	7.26	0.76	81.53	0.81	10.66	75.37	6.66	127.13	11.15	0.52	5.36	57.14
NVSL Naug Vlly Fin MHC of CT (41.6)	9.65	9.63	0.41	3.81	3.00	0.38	3.53	0.35	137.93	0.62	33.33	130.06	12.55	130.43	36.00	0.24	2.67	NM
NFSB Newport Bancorp, Inc. of RI*	14.24	14.24	0.12	0.75	0.83	0.12	0.75	NA	NA	0.83	NM	93.41	13.30	93.41	NM	0.00	0.00	0.00
FFFD North Central Bancshares of IA*	8.29	7.36	0.35	4.29	6.68	0.60	7.44	0.70	99.63	0.81	14.96	64.65	5.36	73.50	8.62	1.40	7.09	NM
NFBK Northfield Bcp MHC of NY(45.0)	23.49	22.66	0.83	3.46	2.40	1.01	4.17	0.66	70.83	1.44	NM	144.96	34.05	151.88	34.54	0.00	0.00	0.00
NWSB Northwest Bcrp MHC of PA(37.0)	9.00	6.56	0.77	8.60	3.89	0.82	9.16	1.12	55.91	0.86	25.69	215.88	19.44	304.17	24.12	0.88	3.17	NM
OSHC Ocean Shr Hldg MHC of NJ(42.9)	9.66	9.66	0.56	5.56	4.20	0.60	5.96	0.29	129.08	0.43	23.81	131.23	12.67	131.23	22.22	0.20	2.00	47.62
OCFC OceanFirst Fin. Corp of NJ*	6.64	6.64	0.71	11.08	6.15	0.67	10.38	0.83	70.04	0.66	16.26	179.42	11.91	179.42	17.36	0.80	4.43	72.07
ONFC Oneida Financl MHC of NY(44.6)	10.36	6.02	0.59	5.33	4.21	0.52	4.67	0.09	533.33	0.86	23.75	129.96	13.47	234.57	27.14	0.48	5.05	NM
ORIT Oritani Fin Cp MHC of NJ(32.0)	19.33	19.33	0.67	3.17	1.30	0.73	3.46	0.96	97.52	1.33	NM	242.94	46.95	242.94	NM	0.00	0.00	0.00
OSBK Osage Bancshares, Inc. of OK*	22.69	22.69	0.81	3.32	3.49	0.78	3.23	NA	NA	0.40	28.68	101.35	23.00	101.35	29.55	0.34	3.49	NM
PSBH PSB Hldgs Inc MHC of CT(42.9)	9.93	8.49	0.63	6.10	5.66	0.57	5.58	NA	NA	0.72	17.66	110.37	10.96	131.12	19.30	0.36	4.34	NM
PVFC PVF Capital Corp. of Solon OH*	8.23	8.23	0.23	2.82	5.78	0.20	2.50	NA	NA	NA	17.31	48.86	4.02	48.86	19.57	0.04	0.89	15.38

RP FINANCIAL, LC.
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700
Exhibit 1 (continued)
Weekly Thrift Market Line — Part Two
Prices As Of August 29, 2008

	Key Financial Ratios							Asset Quality Ratios			Pricing Ratios					Dividend Data(6)
		Tang.												Price/	Price/	Ind.	Divi-
	Equity/	Equity/	Reported Earnings			Core Earnings		NPAs	Resvs/	Resvs/	Price/	Price/	Price/	Tang.	Core	Div./	Dend	Payout
Financial Institution	Assets	Assets	ROA(5)	ROE(5)	ROI(5)	ROA(5)	ROE(5)	Assets	NPAS	Loans	Earning	Book	Assets	Book	Earnings	Share	Yield	Ratio(7)
	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(X)	(%)	(%)	(%)	(X)	($)	(%)	(%)

Nasdaq Listed OTC Companies (continued)
PBCI Pamrapo Bancorp. Inc. of NJ*	9.67	9.67	0.62	6.71	5.75	0.62	6.71	2.10	26.69	0.78	17.41	117.22	11.34	117.22	17.41	0.92	6.69	NM
PFED Park Bancorp of Chicago IL*	12.86	12.86	-0.30	-2.23	-4.67	-0.11	-0.83	1.41	19.35	0.43	NM	49.63	6.38	49.63	NM	0.52	4.33	NM
PVSA Parkvale Financial Corp of PA*	7.11	5.56	0.70	9.88	10.52	0.80	11.32	0.85	96.46	1.25	9.51	92.67	6.59	8.30	120.40	0.88	3.96	37.61
PBHC Pathfinder Bc Mhc of NY(36.3)	6.10	5.06	0.44	6.64	5.64	0.42	6.40	1.03	55.81	0.85	17.72	118.68	7.24	144.91	18.36	0.41	4.06	71.93
PCBI Peoples Community Bcrp. of OH*	5.06	4.63	-5.35	NM	NM	-5.42	NM	6.78	62.94	5.45	NM	24.38	1.23	26.78	NM	0.00	0.00	NM
PBCT Peoples United Financial of CT*	25.56	19.47	0.98	3.37	2.62	1.17	4.02	0.42	175.58	1.06	38.13	118.05	30.18	167.63	32.00	0.60	3.35	NM
PROV Provident Fin. Holdings of CA*	7.63	7.63	0.11	1.37	4.42	0.06	0.83	2.40	49.51	1.37	22.64	31.59	2.41	31.59	37.29	0.20	3.15	71.43
PBNY Provident NY Bncrp, Inc. of NY*	14.07	8.65	0.79	5.53	4.05	0.78	5.43	0.50	153.00	1.30	24.71	137.44	19.34	237.80	25.16	0.24	1.73	42.86
PBIP Prudential Bncp MHC PA(37.7)	14.64	14.64	-0.65	-3.98	-2.68	0.12	0.71	0.37	43.53	0.33	NM	163.89	24.00	163.89	NM	0.20	1.92	NM
PULB Pulaski Fin Cp of St. Louis MO*	6.69	6.37	0.76	11.15	9.38	0.48	6.99	1.62	56.93	1.04	10.66	114.52	7.66	120.65	17.02	0.38	3.92	41.76
RPFG Rainier Pacific Fin Grp of WA*	8.68	8.33	0.50	5.22	9.52	0.47	4.85	1.65	57.75	1.25	10.50	61.87	5.37	64.70	11.31	0.28	3.81	40.00
RIVR River Valley Bancorp of IN*	7.24	7.23	0.67	9.19	10.52	0.61	8.41	NA	NA	0.79	9.51	86.71	6.28	86.82	10.38	0.84	6.22	59.15
RVSB Riverview Bancorp, Inc. of WA*	10.41	7 .68	0.77	6.98	9.22	0.74	6.75	2.67	55.55	1.69	10.85	77.22	8.04	107.78	11.22	0.36	5.53	60.00
RCKB Rockville Fin MHC of CT(44.1)	10.57	10.51	0.50	4.32	2.49	0.54	4.68	0.17	438.00	0.91	NM	175.82	18.58	176.89	37.10	0.20	1.38	55.56
ROMA Roma Fin Corp MHC of NJ(27.9)	22.88	22.83	0.65	2.67	1.25	0.65	2.67	0.85	23.99	0.41	NM	217.62	49.79	218.25	NM	0.32	2.11	NM
ROME Rome Bancorp, Inc. of ROME NY*	19.66	19.66	0.92	4.26	3.70	0.92	4.26	0.60	98.21	0.66	27.00	122.87	24.16	122.87	27.00	0.34	3.15	NM
SIFI Si Fin Gp Inc MHC of CT(38.6)	9.03	8.58	0.19	1.90	1.35	0.18	1.75	0.93	67.98	0.88	NM	145.90	13.17	154.34	NM	0.16	1.67	NM
SVBI Severn Bancorp, Inc. of MD*	10.19	10.16	0.89	8.90	13.75	0.88	8.79	3.03	33.23	1.09	7.27	62.86	6.41	63.05	7.36	0.24	3.93	28.57
SUPR Superior Bancorp of AL(8)*	11.47	5.72	0.17	1.47	7.29	0.05	0.42	1.71	52.51	1.25	13.71	19.38	2.22	41.38	NM	0.00	0.00	0.00
THRD TF Fin. Corp. of Newtown PA*	9.60	9.02	0.70	7.15	8.07	0.68	6.91	0.37	106.39	0.52	12.39	87.46	8.40	93.62	12.83	0.80	3.71	45.98
TFSL TFS Fin Corp MHC of OH(31.7)	18.88	18.81	0.54	2.80	1.39	0.47	2.47	1.57	25.99	0.47	NM	204.01	38.52	205.03	NM	0.20	1.64	NM
TONE Tierone Corp. of Lincoln NE*	8.40	8.24	-2.85	-29.98	NM	-2.85	-29.98	5.07	39.55	2.31	NM	37.49	3.15	38.33	NM	0.16	2.83	NM
TSBK TIMBERLAND BANCORP, INC. of WA*	11.27	10.37	0.75	6.48	8.93	0.97	8.42	1.55	68.90	1.26	11.20	72.32	8.15	79.43	8.62	0.44	5.61	62.86
TRST Trustco Bank Corp NY of NY*	6.85	6.85	1.09	15.65	5.01	1.07	15.34	0.63	157.54	1.73	19.96	309.49	21.21	309.49	20.38	0.44	4.50	NM
UCBA United Comm Bncp MHC IN(41.1)	14.23	14.23	-0.37	-2.43	-2.25	-0.33	-2.16	2.69	NA	NA	NM	115.97	16.50	115.97	NM	0.36	4.51	NM
UCFC United Community Fin.of OH*	9.80	8.65	0.09	0.88	2.22	-0.02	-0.22	4.35	24.16	1.28	NM	40.29	3.95	46.22	NM	0.19	5.26	NM
UBNK United Financial Bncrp of MA*	18.67	18.64	0.59	3.42	2.89	0.61	3.51	0.39	171.29	0.95	34.57	100.24	18.71	100.39	33.66	0.28	2.19	NM
UWBK United Western Bncp, Inc of CO*	4.76	4.76	0.57	10.89	15.36	0.53	10.04	0.65	96.12	0.98	6.51	75.80	3.61	75.8	7.06	0.24	2.21	14.37
VPFG Viewpoint Finl MHC of TX(43.8)	10.81	10.76	0.32	2.68	1.34	0.16	1.34	0.25	156.01	0.69	NM	204.88	22.15	205.90	NM	0.32	1.95	NM
WSB WSB Holdings, Inc. of Bowie MD*	13.53	13.53	0.36	2.54	4.20	0.24	1.69	3.50	23.09	1.55	23.81	61.96	8.38	61.96	35.71	0.16	3.20	NM
WSFS WSFS Financial Corp. of DE*	6.78	6.74	0.91	13.63	8.72	0.99	14.86	0.95	92.47	1.22	11.47	151.26	10.26	152.25	10.53	0.48	0.90	10.30
WVFC WVS Financial Corp. of PA*	7.27	7.27	0.94	12.71	11.22	0.94	12.71	NA	NA	1.66	8.91	111.30	8.09	111.30	8.91	0.64	4.01	35.75
WFSL Washington Federal, Inc. of WA*	11.60	9.93	1.24	10.09	8.94	1.24	10.09	0.74	61.59	0.57	11.19	110.59	12.83	131.63	11.19	0.84	4.88	54.55
WSBF Waterstone Fin MHC of WI(26.2)	10.75	10.75	-0.07	-0.61	-0.41	-0.20	-1.68	NA	NA	1.28	NM	154.56	16.62	154.56	NM	0.00	0.00	NM
WAYN Wayne Savings Bancshares of OH*	8.13	7.60	0.50	5.87	6.83	0.52	6.13	0.63	72.97	0.75	14.65	89.37	7.27	96.12	14.01	0.48	4.96	72.73
WFD Westfield Fin. Inc. of MA*	25.59	25.59	0.83	3.08	2.74	0.86	3.19	0.29	200.03	1.39	36.50	117.20	29.99	117.20	35.24	0.20	1.96	71.43
WFBC Willow Financial Bcp Inc of PA(8)*	9.95	5.66	-2.44	-20.35	-24.6	-2.54	-21.18	0.65	127.45	1.13	NM	98.61	9.81	181.68	NM	4.64	0.46	NM

EXHIBIT 2
Core Earnings Analysis

RP® Financial, LC.
Core Earnings Analysis
Comparable Institution Analysis
For the 12 Months Ended June 30, 2008

					Less:	Estimated
		Net Income	Less: Net	Tax Effect	Extraordinary	Core Income		Estimated
Comparable Group		to Common	Gains(Loss)	@ 34%	Items	to Common	Shares	Core EPS
		($000)	($000)	($000)	($000)	($000)	(000)	($)

CFBK	Central Federal Corp. of OH	$162	$485	($165)	$0	$482	4,193	$0.11
CZWI	Citizens Community Bancorp Inc. of WI	$1,484	$0	$0	$0	$1,484	6,227	$0.24
FFDF	FFD Financial Corp. of Dover OH(1)	$1,364	($158)	$54	$0	$1,260	1,070	$1.18
FBSI	First Bancshares, Inc. of MO(1)	$287	($209)	$71	$0	$149	1,551	$0.10
FCAP	First Capital, Inc. of IN	$3,582	($440)	$150	$0	$3,292	2,809	$1.17
FCLF	First Clover Leaf Financial Corp. of IL	$2,271	($127)	$43	$0	$2,187	8,177	$0.27
GSLA	GS Financial corp. of LA	$163	$306	($104)	$0	$365	1,286	$0.28
JFBI	Jefferson Bancshares Inc. of TN(1)	$1,351	$1	$0	$0	$1,352	6,210	$0.22
LSBI	LSB Financial Corp. of Lafayette IN	$1,380	($92)	$31	$0	$1,319	1,553	$0.85
LBCP	Liberty Bancorp, Inc. of MO	$1,914	($353)	$120	$0	$1,681	3,952	$0.43
WAYN	Wayne Savings Bancshares of OH	$1,972	$140	($48)	$0	$2,064	3,004	$0.69

(1)	Financial information is for the quarter ending March 31, 2008.

Source:	Audited and unaudited financial statements, corporate reports and offering circulars, and RP® Financial, LC. calculations. The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.
Copyright (c) 2008 by RP® Financial, LC.

EXHIBIT 3
Pro Forma Analysis Sheet

Exhibit 3
PRO FORMA ANALYSIS SHEET
Hibenria Homestead Bank
Prices as of August 29, 2008

					Peer Group				Louisiana Companies				All Publicly-Traded
Price Multiple		Symbol	Subject (1)		Average		Median		Average		Median		Average		Median
Price-earnings ratio (x)		P/E	NM	x	20.17	x	18.23	x	19.59	x	19.59	x	17.48	x	14.90	x
Price-core earnings ratio (x)		P/Core	NM	x	22.49	x	21.06	x	17.43	x	17.43	x	19.13	x	16.66	x
Price-book ratio (%)	=	P/B	51.41%		80.40%		79.40%		89.61%		90.11%		85.81%		82.83%
Price-tangible book ratio (%)	=	P/TB	51.41%		84.17%		79.40%		91.73%		90.11%		100.16%		91.13%
Price-assets ratio (%)	=	P/A	20.47%		10.26%		10.09%		15.44%		9.69%		9.80%		8.06%
Valuation Parameters

Pre-Conversion Earnings (Y)	($276,000)
Pre-Conversion Earnings (CY)	($281,000)
Pre-Conversion Book Value (B)	$14,057,000
Pre-Conv. Tang. Book Val. (TB)	$14,057,000
Pre-Conversion Assets (A)	$50,820,000
Reinvestment Rate (2)(R)	4.41%
Est. Conversion Expenses (3)(X)	6.05%
Tax Rate (TAX)	34.00%
Louisiana Shares Tax	$156,637
ESOP Stock Purchases (E)	8.00	%(5)
Cost of ESOP Borrowings (S)	0.00	%(4)
ESOP Amortization (T)	25.00	years
RRP Amount (M)	4.00%
RRP Vesting (N)	5.00	years (5)
Foundation (F)	0.00%
Tax Benefit (Z)	0
Percentage Sold (PCT)	100.00%
Option (O1)	10.00	%(6)
Estimated Option Value (O2)	52.30	%(6)
Option vesting (O3)	5.00	(6)
Option pct taxable (O4)	25.00	%(6)
Calculation of Pro Forma Value After Conversion

1. V=	P/E * (Y)	V=	$12,500,000

	1 - P/E * PCT * ((1-X-E-M-F)*R*(1-TAX) - (1-TAX)*E/T - (1-TAX)*M/N) - (1-(TAX*O4))*(O1*O2)/O3)

2. V=	P/Core * (Y)	V=	$12,500,000

	1 - P/core * PCT * ((1-X-E-M-F)*R*(1-TAX) - (1-TAX)*E/T - (1-TAX)*M/N) - (1-(TAX*O4))*(O1*O2)/O3)

3. V=	P/B * (B+Z)	V=	$12,500,000

	1 - P/B * PCT * (1-X-E-M-F)

4. V=	P/TB * (TB+Z)	V=	$12,500,000

	1 - P/TB * PCT * (1-X-E-M-F)

5. V=	P/A * (A+Z)	V=	$12,500,000

	1 - P/A * PCT * (1-X-E-M-F)

				Shares		Aggregate
	Shares Issued	Price Per	Gross Offering	Issued To	Total Shares	Market Value
Conclusion	To the Public	Share	Proceeds	Foundation	Issued	of Shares Issued
Supermaximum	1,653,125	10.00	$16,531,250	0	1,653,125	$16,531,250
Maximum	1,437,500	10.00	14,375,000	0	1,437,500	14,375,000
Midpoint	1,250,000	10.00	12,500,000	0	1,250,000	12,500,000
Minimum	1,062,500	10.00	10,625,000	0	1,062,500	10,625,000

(1)	Pricing ratios shown reflect the midpoint value.

(2)	Net return reflects a reinvestment rate of 4.32 percent and a tax rate of 34.0 percent.

(3)	Offering expenses shown at estimated midpoint value.

(4)	No cost is applicable since holding company will fund the ESOP loan.

(5)	ESOP and MRP amortize over 25 years and 5 years, respectively; amortization expenses tax effected at 34.0 percent.

(6)	10 percent option plan with an estimated Black-Scholes valuation of 52.30 percent of the exercise price, including a 5 year vesting with 25 percent of the options (granted to directors) tax effected at 34.0 percent.

EXHIBIT 4
Pro Forma Effect of Conversion Proceeds

Exhibit 4
PRO FORMA EFFECT OF CONVERSION PROCEEDS
Hibernia Homestead Bank
At the Minimum

1.	Pro Forma Market Capitalization				$10,625,000
	Less: Foundation Shares				—

2.	Offering Proceeds				$10,625,000
	Less: Estimated Offering Expenses				730,075

	Net Conversion Proceeds				$9,894,925

3.	Estimated Additional Income from Conversion Proceeds

	Net Conversion Proceeds				$9,894,925
	Less: Cash Contribution to Foundation				0
	Less: Non-Cash Stock Purchases (1)				1,275,000

	Net Proceeds Reinvested				$8,619,925
	Estimated net incremental rate of return				2.91%

	Reinvestment Income				$250,892
	Less: Louisiana Shares/Franchise Tax				191,474
	Less: Estimated cost of ESOP borrowings (2)				0
	Less: Amortization of ESOP borrowings (3)				22,440
	Less: Amortization of Options (4)				101,691
	Less: Recognition Plan Vesting (5)				56,100

	Net Earnings Impact				($120,813)

				Net
			Before	Earnings	After
4.	Pro Forma Earnings		Conversion	Increase	Conversion

	12 Months ended June 30, 2008 (reported)		($276,000)	($120,813)	($396,813)
	12 Months ended June 30, 2008 (core)		($281,000)	($120,813)	($401,813)

		Before	Net Cash	Tax Benefit	After
5.	Pro Forma Net Worth	Conversion	Proceeds	Of Contribution	Conversion

	June 30, 2008	$14,057,000	$8,619,925	$0	$22,676,925
	June 30, 2008 (Tangible)	$14,057,000	$8,619,925	$0	$22,676,925

		Before	Net Cash	Tax Benefit	After
6.	Pro Forma Assets	Conversion	Proceeds	Of Contribution	Conversion

	June 30, 2008	$50,820,000	$8,619,925	$0	$59,439,925

(1)	Includes ESOP and RRP stock purchases equal to 8.0 and 4.0 percent of total shares issued, respectively.

(2)	ESOP stock purchases are internally financed by a loan from the holding company.

(3)	ESOP borrowings are amortized over 25 years, amortization expense is tax-effected at a 34.0 percent rate.

(4)	Option valuation based on Black-Scholes model, 5 year vesting, and assumes 25 percent is taxable.

(5)	RRP is amortized over 5 years, and amortization expense is tax effected at 34.0 percent.

Exhibit 4
PRO FORMA EFFECT OF CONVERSION PROCEEDS
Hibernia Homestead Bank
At the Midpoint

1.	Pro Forma Market Capitalization				$12,500,000
	Less: Foundation Shares				—

2.	Offering Proceeds				$12,500,000
	Less: Estimated Offering Expenses				755,950

	Net Conversion Proceeds				$11,744,050

3.	Estimated Additional Income from Conversion Proceeds

	Net Conversion Proceeds				$11,744,050
	Less: Cash Contribution to Foundation				0
	Less: Non-Cash Stock Purchases (1)				1,500,000

	Net Proceeds Reinvested				$10,244,050
	Estimated net incremental rate of return				2.91%

	Reinvestment Income				$298,163
	Less: Louisiana Shares/Franchise Tax				202,035
	Less: Estimated cost of ESOP borrowings (2)				0
	Less: Amortization of ESOP borrowings (3)				26,400
	Less: Amortization of Options (4)				119,636
	Less: Recognition Plan Vesting (5)				66,000

	Net Earnings Impact				($115,908)

				Net
			Before	Earnings	After
4.	Pro Forma Earnings		Conversion	Increase	Conversion

	12 Months ended June 30, 2008 (reported)		($276,000)	($115,908)	($391,908)
	12 Months ended June 30, 2008 (core)		($281,000)	($115,908)	($396,908)

		Before	Net Cash	Tax Benefit	After
5.	Pro Forma Net Worth	Conversion	Proceeds	Of Contribution	Conversion

	June 30, 2008	$14,057,000	$10,244,050	$0	$24,301,050
	June 30, 2008 (Tangible)	$14,057,000	$10,244,050	$0	$24,301,050

		Before	Net Cash	Tax Benefit	After
6.	Pro Forma Assets	Conversion	Proceeds	Of Contribution	Conversion

	June 30, 2008	$50,820,000	$10,244,050	$0	$61,064,050

(1)	Includes ESOP and RRP stock purchases equal to 8.0 and 4.0 percent of total shares issued, respectively.

(2)	ESOP stock purchases are internally financed by a loan from the holding company.

(3)	ESOP borrowings are amortized over 25 years, amortization expense is tax-effected at a 34.0 percent rate.

(4)	Option valuation based on Black-Scholes model, 5 year vesting, and assumes 25 percent is taxable.

(5)	RRP is amortized over 5 years, and amortization expense is tax effected at 34.0 percent.

Exhibit 4
PRO FORMA EFFECT OF CONVERSION PROCEEDS
Hibernia Homestead Bank
At the Maximum Value

1.	Pro Forma Market Capitalization				$14,375,000
	Less: Foundation Shares				—

2.	Offering Proceeds				$14,375,000
	Less: Estimated Offering Expenses				781,825

	Net Conversion Proceeds				$13,593,175

3.	Estimated Additional Income from Conversion Proceeds

	Net Conversion Proceeds				$13,593,175
	Less: Cash Contribution to Foundation				0
	Less: Non-Cash Stock Purchases (1)				1,725,000

	Net Proceeds Reinvested				$11,868,175
	Estimated net incremental rate of return				2.91%

	Reinvestment Income				$345,435
	Less: Louisiana Shares/Franchise Tax				212,596
	Less: Estimated cost of ESOP borrowings (2)				0
	Less: Amortization of ESOP borrowings (3)				30,360
	Less: Amortization of Options (4)				137,582
	Less: Recognition Plan Vesting (5)				75,900

	Net Earnings Impact				($111,003)

				Net
			Before	Earnings	After
4.	Pro Forma Earnings		Conversion	Increase	Conversion

	12 Months ended June 30, 2008 (reported)		($276,000)	($111,003)	($387,003)
	12 Months ended June 30, 2008 (core)		($281,000)	($111,003)	($392,003)

		Before	Net Cash	Tax Benefit	After
5.	Pro Forma Net Worth	Conversion	Proceeds	Of Contribution	Conversion

	June 30, 2008	$14,057,000	$11,868,175	$0	$25,925,175
	June 30, 2008 (Tangible)	$14,057,000	$11,868,175	$0	$25,925,175

		Before	Net Cash	Tax Benefit	After
6.	Pro Forma Assets	Conversion	Proceeds	Of Contribution	Conversion

	June 30, 2008	$50,820,000	$11,868,175	$0	$62,688,175

(1)	Includes ESOP and RRP stock purchases equal to 8.0 and 4.0 percent of total shares issued, respectively.

(2)	ESOP stock purchases are internally financed by a loan from the holding company.

(3)	ESOP borrowings are amortized over 25 years, amortization expense is tax-effected at a 34.0 percent rate.

(4)	Option valuation based on Black-Scholes model, 5 year vesting, and assumes 25 percent is taxable.

(5)	RRP is amortized over 5 years, and amortization expense is tax effected at 34.0 percent.

Exhibit 4
PRO FORMA EFFECT OF CONVERSION PROCEEDS
Hibernia Homestead Bank
At the Supermaximum Value

1.	Pro Forma Market Capitalization				$16,531,250
	Less: Foundation Shares				—

2.	Offering Proceeds				$16,531,250
	Less: Estimated Offering Expenses				811,581

	Net Conversion Proceeds				$15,719,669

3.	Estimated Additional Income from Conversion Proceeds

	Net Conversion Proceeds				$15,719,669
	Less: Cash Contribution to Foundation				0
	Less: Non-Cash Stock Purchases (1)				1,983,750

	Net Proceeds Reinvested				$13,735,919
	Estimated net incremental rate of return				2.91%

	Reinvestment Income				$399,798
	Less: Louisiana Shares/Franchise Tax				224,737
	Less: Estimated cost of ESOP borrowings (2)				0
	Less: Amortization of ESOP borrowings (3)				34,914
	Less: Amortization of Options (4)				158,219
	Less: Recognition Plan Vesting (5)				87,285

	Net Earnings Impact				($105,357)

				Net
			Before	Earnings	After
4.	Pro Forma Earnings		Conversion	Increase	Conversion

	12 Months ended June 30, 2008 (reported)		($276,000)	($105,357)	($381,357)
	12 Months ended June 30, 2008 (core)		($281,000)	($105,357)	($386,357)

		Before	Net Cash	Tax Benefit	After
5.	Pro Forma Net Worth	Conversion	Proceeds	Of Contribution	Conversion

	June 30, 2008	$14,057,000	$13,735,919	$0	$27,792,919
	June 30, 2008 (Tangible)	$14,057,000	$13,735,919	$0	$27,792,919

		Before	Net Cash	Tax Benefit	After
6.	Pro Forma Assets	Conversion	Proceeds	Of Contribution	Conversion

	June 30, 2008	$50,820,000	$13,735,919	$0	$64,555,919

(1)	Includes ESOP and RRP stock purchases equal to 8.0 and 4.0 percent of total shares issued, respectively.

(2)	ESOP stock purchases are internally financed by a loan from the holding company.

(3)	ESOP borrowings are amortized over 25 years, amortization expense is tax-effected at a 34.0 percent rate.

(4)	Option valuation based on Black-Scholes model, 5 year vesting, and assumes 25 percent is taxable.

(5)	RRP is amortized over 5 years, and amortization expense is tax effected at 34.0 percent.

EXHIBIT 5
Firm Qualifications Statement

RP® FINANCIAL, LC.

Celebrating 20 Years of Financial Advisory Services

FIRM QUALIFICATION STATEMENT
RP® Financial provides financial and management consulting, merger advisory and valuation services to the financial services industry nationwide. We offer a broad array of services, high quality and prompt service, hands-on involvement by principals and senior staff, careful structuring of strategic initiatives and sophisticated valuation and other analyses consistent with industry practices and regulatory requirements. Our staff maintains extensive background in financial and management consulting, valuation and investment banking. Our clients include commercial banks, thrifts, credit unions, mortgage companies and other financial services companies.

STRATEGIC PLANNING SERVICES
RP® Financial’s strategic planning services are designed to provide effective feasible plans with quantifiable results. We analyze strategic options to enhance shareholder value, achieve regulatory approval or realize other objectives. Such services involve conducting situation analyses; establishing mission/vision statements, strategic goals and objectives; and identifying strategies to enhance franchise and/or market value, capital management, earnings enhancement, operational matters and organizational issues. Strategic recommendations typically focus on: capital formation and management, asset/liability targets, profitability, return on equity and stock pricing. Our proprietary financial simulation models provide the basis for evaluating the impact of various strategies and assessing their feasibility and compatibility with regulations.

MERGER ADVISORY SERVICES
RP® Financial’s merger advisory services include targeting potential buyers and sellers, assessing acquisition merit, conducting due diligence, negotiating and structuring merger transactions, preparing merger business plans and financial simulations, rendering fairness opinions, preparing mark-to-market analyses and supporting the implementation of post-acquisition strategies. Through financial simulations, comprehensive data bases, valuation proficiency and regulatory familiarity, RP® Financial’s merger advisory services center on enhancing shareholder returns.

VALUATION SERVICES
     RP® Financial’s extensive valuation practice includes bank and thrift mergers, thrift mutual-to-stock conversions, insurance company demutualizations, ESOPs, subsidiary companies, purchase accounting and other purposes. We are highly experienced in performing appraisals which conform to regulatory guidelines and appraisal standards. RP® Financial is the nation’s leading valuation firm for thrift mutual-to-stock conversions, with appraised values ranging up to $4 billion.

OTHER CONSULTING SERVICES
     RP® Financial offers other consulting services including branching and diversification strategies, feasibility studies and special research. We assist banks/thrifts in preparing CRA plans and evaluating wealth management activities on a de novo or merger basis. Our other consulting services are aided by proprietary valuation and financial simulation models.

KEY PERSONNEL (Years of Relevant Experience & Contact Information)

Ronald S. Riggins, Managing Director (27)	(703) 647-6543	rriggins@rpfinancial.com
William E. Pommerening, Managing Director (24)	(703) 647-6546	wpommerening@rpfinancial.com
Gregory E. Dunn, Director (25)	(703) 647-6548	gdunn@rpfinancial.com
James P. Hennessey, Director (22)	(703) 647-6544	jhennessey@rpfinancial.com
James J. Oren, Director (21)	(703) 647-6549	joren@rpfinancial.com
Timothy M. Biddle, Senior Vice President (18)	(703) 647-6552	tbiddle@rpfinancial.com

Washington Headquarters
Rosslyn Center 1700 North Moore Street, Suite 2210 Arlington, VA 22209 www.rpfinancial.com	Telephone: (703) 528-1700 Fax No.: (703) 528-1788 Toll-Free No.: (866) 723-0594 E-Mail: mail@rpfinancial.com